AMENDED ACQUISITION AGREEMENT

     AGREEMENT (the "Agreement") made as of the 28th day of July, 1998, by and between MANHATTAN BAGEL COMPANY, INC., Debtor in Possession, a New Jersey corporation ("MBC") and NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation ("NWCB").

                                    RECITALS

     MBC filed a petition for reorganization under Chapter 11 of the Bankruptcy Code on or about November 19, 1997, as a debtor in possession, and its wholly-owned subsidiary, I & J Bagels, Inc. a California corporation ("I&J"), filed a petition for reorganization under Chapter 11 of the Bankruptcy Code on or about December 31, 1997, as a debtor in possession. Except as the context otherwise requires, the term "MBC" shall include MBC and I&J.

     As presently constituted, the business of MBC includes the operation of a franchise company for Manhattan Bagel stores, the ownership and operation of 11 Manhattan Bagel stores, and the manufacture of bagels and related products at two locations for sale to franchisees and others.

     MBC and NWCB have agreed to co-propose a plan of reorganization (the "Plan") for confirmation by the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") pursuant to which NWCB would acquire MBC and through MBC's ownership of its subsidiaries' stock, its subsidiaries.

     The purpose of this Agreement is to set forth the terms of the acquisition, the manner in which the Plan will be put forward, approved and implemented, and certain other matters as set forth herein.

     NOW, THEREFORE, it is agreed by and between the parties hereto as follows:


                                    SECTION 1
                             PLAN OF REORGANIZATION

     1.1 The Plan. MBC and NWCB will prepare and will file with the Bankruptcy Court the Plan, as promptly as practicable, but in no event later than September 4, 1998. The Plan shall adopt this Agreement, shall include the provisions set forth herein, and shall provide for modification as necessary to conform the Plan to applicable law. Any modification that affects in any way the consideration being paid or provided by NWCB hereunder or under the Plan or the economic treatment of any class of claim or interest must first be approved by NWCB in writing prior to filing with the Bankruptcy Court.

     1.2 Approval of the Plan. MBC and NWCB will prepare and will file with the Bankruptcy Court contemporaneously with the Plan the "disclosure statement" required by 11 U.S.C. ss.1125. Thereafter,


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MBC and NWCB shall take all steps which are necessary or advisable in the opinion of the parties and their counsel to obtain approval of the disclosure statement, to obtain consent to the Plan by voting holders of claims or interests, and to obtain confirmation of Plan by the Bankruptcy Court.

     1.3 Effectiveness of the Plan. The date upon which the Plan shall become effective, following requisite approval by the Bankruptcy Court, is referred to as the "Effective Date."

                                    SECTION 2
                                CONTRACT DEPOSIT

     2.1 Deposit. Upon the execution and delivery of this Agreement, NWCB shall deliver a check payable to MBC's counsel in the sum of $100,000. Such funds shall be deposited in an interest bearing escrow account of such counsel. The balance in such account from time to time, is referred to as the Escrow Amount.

     2.2 Effective Date. On the Effective Date, the Escrow Amount shall be applied to meet NWCB's payment obligations under the Plan.

     2.3 Termination. If this Agreement terminates for any reason other than the default of NWCB, the Escrow Amount shall be delivered to NWCB on the first business day after the date of termination.

                                    SECTION 3
                             NWCB'S PLAN OBLIGATIONS

     3.1 Payment of Secured Creditors. On the Effective Date, pursuant to the Plan, NWCB shall pay to MBC exclusively for satisfaction of the allowed claims of MBC's secured creditors $3.5 million or such lesser amount equal to all of the allowed claims of MBC's secured creditors. MBC, together with its Unsecured Creditors' Committee, may settle and compromise the claims of First Union National Bank ("FUNB") in its reasonable discretion, without causing an increase of the amount alleged by FUNB as the balance due to it, substantially in accordance with the term sheet annexed hereto; provided, that, fifty (50%) percent of any reduction, net of the associated costs, from $3,500,000 in FUNB's allowed claim and fifty (50%) percent of any recovery from FUNB, net of the associated costs, shall be added to the payments to be made to unsecured creditors under section 3.2 hereof.

     3.2 Payment of Unsecured Creditors. On the Effective Date, pursuant to the Plan, NWCB shall deliver to MBC (or to a creditor trust) exclusively for satisfaction of the allowed claims of MBC's unsecured creditors (i) $4,000,000,
(ii) the greater of (a) shares


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of NWCB's common stock having a then market value of $2,250,000 to be determined in accordance with section 3.3 hereof, (b) 750,000 shares (the "Shares"), (iii) a promissory note in the principal amount of $5,500,000, with interest at nine (9%) per annum payable quarterly in arrears, and with the principal amount to be paid quarterly in installments of $687,500 commencing 15 months after the Effective Date, such promissory note to be secured by a lien on the assets of NWCB and its subsidiaries junior only to the lien granted to NWCB's senior lenders to secure loans not in excess of $10,000,000; provided, that, should the note be secured by a first (rather than a junior) lien on the notes payable issued to MBC by Bagel Bros. or the stores which secure such notes and a junior lien on all other assets, then the interest rate shall be six (6%) percent per annum payable quarterly in arrears; and (iv) all causes of action accruing to MBC pursuant to 11 U.S.C. ss.ss. 544(b), 547, 548, 549, 550 and 553.

     3.3 The Shares. NWCB shall include the Shares in a registration statement under the Securities Act of 1933, as amended, to be filed within 60 days after the Effective Date. The number of Shares will be determined by using the average daily trading price for twenty (20) trading days prior to the Confirmation Date. Sales of the Shares, other than as approved by NWCB or a single "block" sale, shall be restricted to $250,000 per month.

                                    SECTION 4
                            OWNERSHIP OF MBC BY NWCB

     On the Effective Date, MBC shall deliver to NWCB a certificate representing 100 shares of the common stock of MBC, as reorganized pursuant to the Plan ("Reorganized MBC"), registered in the name of NWCB, which shall represent all of the authorized, issued, and outstanding common stock of Reorganized MBC.

                                    SECTION 5
                             REPRESENTATIONS OF MBC

     For the purposes of this section MBC means only Manhattan Bagel Company, Inc. and I&J Bagels, Inc. MBC represents and warrants to NWCB as follows (it being expressly understood by the parties that, as used in this Section 5, the phrases "to the best of MBC's knowledge," "to the knowledge of MBC," "to MBC's knowledge," and other similar phrases shall mean that MBC is making the particular referenced representation and warranty after a determination of its accuracy by reasonable investigation and due inquiry). Any exceptions shall be set forth on a Disclosure Schedule delivered within seven (7) days of the date hereof, with specific references to the applicable subsection of this Section 5.


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The information set forth on the Disclosure Schedule shall be deemed confidential information.

     5.1 Organization and Status of MBC. MBC is a corporation duly incorporated and in good standing under the laws of the State of New Jersey. MBC is duly qualified to do business and is in good standing in every other jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary.

     5.2 No Interests. MBC does not own an interest, or have an investment, in any other person, other than its subsidiaries or other entities set forth in the Disclosure Schedule.

     5.3 Due Execution. The execution and delivery of this Agreement by MBC and the consummation by MBC of the transactions contemplated hereby and any associated agreements signed in connection herewith, have been duly authorized by all requisite action of the Board of Directors of MBC. Subject to Bankruptcy Court approval the Agreement constitutes the valid and legally binding obligations of MBC enforceable against MBC in accordance with its terms.

     5.4 No Violation. Other than to the extent MBC requires Bankruptcy Court approval of provisions hereof and implementation of the Plan, neither the execution, delivery nor consummation of this Agreement by MBC will, with the passage of time, the giving of notice, or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any law, rule, regulation, order, decree, judgment, indenture, mortgage, deed of trust, lease, instrument, contract, agreement or other restriction to which MBC is a party or to which MBC or its property is subject or bound; nor will it result in the creation of any lien or other charge or encumbrance on any of the assets of MBC, nor will it result in an acceleration or termination of any loan or security agreement or similar agreement or instrument to which MBC is a party or to which MBC's property is subject.

     5.5 Ownership of the Assets. MBC is the true and lawful owner of its assets and business, free and clear of all claims, liabilities, liens, pledges, charges, encumbrances and equities of any kind or nature whatsoever other than as provided in MBC's schedules and statement of financial affairs filed with the Bankruptcy Court or in the Disclosure Schedule.

     5.6 Business Information. The Disclosure Schedule contains a list of each of the following items, true and correct copies of which have heretofore been delivered, or will be delivered as soon as practicable after execution hereof, to NWCB:


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     (a) All insurance policies of or for MBC in force on the date hereof.

     (b) All oral or written employment, union contracts, pension, profit-sharing, bonus or retirement plans or other similar arrangements of MBC which are in force or have otherwise been agreed to, and the names and current annual salary rates of all persons whose total current salary and compensation from MBC exceeds Fifty Thousand Dollars ($50,000.00) per annum, together with the date and amount of the last salary increase awarded to each such person. All information contained in this section shall be considered confidential and shall not be revealed without MBC's prior written consent, which shall not be unreasonably withheld.

     (c) All instruments or other documents relating to any indebtedness owed by or to MBC, and all leases, and conditional sales contracts, chattel mortgages and other security agreements with respect to personal property used by MBC.

     (d) A list of each MBC franchise agreement, including the name and address of the franchisee, the date of the store opening, and any defaults under the agreement known to MBC, or alleged by franchisees. Except as set forth in the Disclosure Schedule, MBC is not in default under any franchise agreement.

     (e) A description of each parcel of real property leased or owned by MBC ("Real Property") or as to which MBC has guaranteed the payments.

     (f) A description of each Real Property lease and lease guaranty and any defaults thereunder known to MBC, or alleged by lessors.

     (g) A list of the machinery and equipment owned or leased by MBC.

     (h) A list of all motor vehicles owned or leased by MBC.

     (i) A list of customers of bagel and related products other than the franchisees of MBC.

     (j) A list of the 20 largest suppliers to MBC.

     (k) Each state, and the status therein as franchisor, in which MBC maintains a franchise agreement.

     (l) A list of inventory on hand.

     (m) A list of each agreement or contract to which MBC is


                                      -5-

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a party, unless delivered pursuant to the paragraphs above, having a term of one year or more or involving the receipt or expenditure of $25,000.00 or more.

     5.7 Condition, etc., of Assets. Except as set forth in the Disclosure
Schedule:

     (a) The cash on hand on the date prior to July 28, 1998 is not less than $2,730,000, before the settlement with FUNB.

     (b) Except for the Advertising Fund Receivables, the accounts receivable of MBC set forth in the Disclosure Schedule; net of applicable reserves, are all due and payable, to the knowledge of MBC, without defense, setoff, or counterclaim.

     (c) The inventory of MBC set forth in the Disclosure Schedule; net of applicable reserves, is composed of usable and saleable goods and is valued, for financial statement purposes, at the lower of cost or market.

     (d) All of the machinery and equipment of MBC set forth in the Disclosure
Schedule is in good repair and generally usable for the purposes intended, and to the best of MBC's knowledge, is in compliance with all laws, rules and regulations.

     (e) MBC is the sole and exclusive owner of all intangible property and all designs, permits, labels and packages used on or in connection therewith used in the course of its business, and the same are set forth in the Disclosure Schedule (the "Intangible Property").

     (f) The Intangible Property is sufficient to manufacture, market and sell all of the products heretofore manufactured, marketed or sold by MBC and for the conduct of its franchise business.

     (g) MBC has received no notice of, and MBC has no knowledge of any basis for, a claim against it that it, or any of MBC's operations, activities, products or publications infringes on any patent, trademark, trade name, copyright or other property right of a third party, or that MBC is illegally or otherwise using the trade secrets, formulae or any property rights of others. MBC has no disputes with or claims against any third party for infringement by such third party of any trade name or other Intangible Property. MBC has taken all steps reasonably necessary to protect MBC's right, title and interest in and to the Intangible Property.

     5.8 No Required Consents or Approvals. No consent or


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approval is required for the execution of this Agreement or, other than to the extent MBC requires Bankruptcy Court approval of provisions hereof and of the Plan, the consummation of any of the transactions contemplated hereby under any law, rule or regulation, or to avoid the violation of, breach of, default under, or creation of a lien on the assets of MBC pursuant to the terms of, any law, rule, regulation, order, decree or award of any court or governmental agency or any lease, contract, mortgage, note or any other instrument to which MBC is bound or to which it or any of its property is subject.

     5.9 Tax Returns and Audits. MBC has accurately prepared, and timely filed, all income, franchise, sales, and other tax returns and reports of every nature required to be filed by it and has paid in full all taxes reflected thereon as due and payable by it. MBC has no knowledge of any unassessed tax deficiency proposed or threatened against MBC as a result of the operation of its business, and there is no tax investigation pending. The tax returns of MBC have never been audited except as set forth in the Disclosure Schedule. MBC is not a party to any audit, action or proceeding by any governmental authority for assessment or collection of taxes, nor has any such event, to MBC's knowledge, been asserted or threatened.

     5.10 Compliance with Laws. MBC is not in violation in any material respect of any law, regulation or ordinance including, without limitation, laws, regulations or ordinances relating to the conduct of its business. Any retirement plan maintained by MBC is in full compliance with all applicable laws.

     5.11 Litigation. Except as disclosed in the Disclosure Schedule, (a) MBC is not a party to any litigation nor is its property affected by any litigation,
(b) MBC is not a party to any governmental proceeding or investigation, (c) none of the foregoing has been threatened, and (d) to the best of MBC's knowledge, no facts exist which are likely to result in any of the matters described in (a),
(b) or (c) hereof.

     5.12 Conflicts of Interest. Except as disclosed in the Disclosure Schedule, no officer, director, or other insider (as defined in 11 U.S.C. ss.101) of MBC, directly or through an entity in which it, he or any relative has an interest of any description, conducts any business with MBC of any description, including the sale or lease of property, the provision of services, the lending of funds or otherwise.

     5.13 Financial Statements. The Disclosure Schedule includes a list of all of the financial information and statements (the "Financial Statements") filed by MBC with the Bankruptcy Court


                                      -7-

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and the Securities and Exchange Commission, including all information concerning assets, liabilities, revenues and expenses, copies of which have been provided or, with the Disclosure Schedule, will be provided to NWCB. The Financial Statements (including the notes thereto, if any): (a) are true and complete in all material respects, (b) are in accordance with the books and records of MBC, and (c) present fairly the financial position and results of operations of MBC as of the dates and for the periods indicated.

     5.14 Encumbrances. Except as disclosed in the Disclosure Schedule, MBC owns outright all the property and assets, real, personal or mixed, tangible or intangible, reflected in the Financial Statements, subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind.

     5.15 Permits, Licenses and Franchises. MBC has all licenses, corporate franchises and other authorizations necessary for the conduct of its business in the manner and in the areas in which such business is presently being conducted, as listed in the Disclosure Schedule, and all such permits, licenses, corporate franchises and authorizations are valid and effective. MBC has not taken any action or failed to take any action which would cause the revocation or suspension of any such permits, licenses, franchises or authorizations, and no action or proceeding looking to or contemplating the revocation or suspension of any thereof is pending or, to MBC's knowledge, threatened.

     5.16 Environmental Matters. To the best of MBC's knowledge as to each parcel of Real Property:

     (a) There is no hazardous waste, hazardous or toxic substance, or the discharge, spillage or other release or filtration of any hazardous waste or hazardous or toxic substance on, in, about or under the Real Property, or emanating from or otherwise originating at the Real Property;

     (b) There has been no activity carried on or undertaken at the Real Property in connection with the handling, treatment, removal, storage, decontamination, clean up, transport or disposal of any hazardous waste or hazardous or toxic substance at any time located or present on, in, about or under the Real Property;

     (c) There has been no failure by MBC to comply with the terms of any order or other ruling or decision issued by any Federal, state or municipal government department or agency having regulatory authority over environmental matters regarding or concerning the Real Property or regarding or concerning any activity carried on or undertaken at the Real Property; and


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     (d) There has been no lien, claim, assessment or other charge imposed upon or against the Real Property by any Federal, state or municipal government department or agency having regulatory authority over environmental matters pursuant to any statute, regulation or order now in effect.

As used herein, the terms "hazardous waste" and "hazardous or toxic substance" shall have the same meanings as defined and used in any applicable Federal or New York State statutes, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq.; the Hazardous Materials Transport action Act, 49 U.S.C. ss.ss. 1801 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; and/or the regulations adopted and publications promulgated pursuant thereto.

     5.17 Funding. MBC has sufficient assets to meet the requirements of 11 U.S.C. ss.1129(a)(13).

     5.18 Administrative Claims. The (i) administrative claims allowable under 11 U.S.C. ss.507 and (ii) amounts necessary to cure defaults under unexpired leases or executory contracts to be assumed hereunder or under the plan pursuant to 11 U.S.C. ss.365 now known by MBC are set forth on the Disclosure Schedule, and MBC has or will on the Effective Date (without giving effect to the transactions herein) have sufficient cash to pay in full such cure amounts and such administrative claims associated with leases or executory contracts to be assumed as provided herein or designated to be assumed by NWCB no later than 15 days prior to the hearing on confirmation of the Plan (other than those representing postpetition ordinary trade payables which are to be paid as and when due by Reorganized MBC).

     5.19 No False Statement. No representations or warranties made by MBC in this Agreement or in any Schedule or Exhibit attached hereto, nor in any documents delivered to NWCB pursuant hereto, contains any untrue statement of a material fact, or omits to state a fact necessary to make the statements or facts contained herein not misleading in any material respect. MBC has herein, or in other documents delivered in connection herewith, advised NWCB, to the best of MBC's knowledge, of all material adverse information concerning MBC and its business.

                                    SECTION 6
                             REPRESENTATIONS OF NWCB

     NWCB represents and warrants to MBC as follows:


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     6.1 Organization and Standing. NWCB is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as and where conducted, and to own or lease, and operate, its properties at and where owned or leased and operated by it.

     6.2 Due Execution. The Agreement has been duly authorized and approved by the Board of Directors of NWCB, have been executed and delivered by duly empowered officers of NWCB, and is binding and enforceable against NWCB in accordance with its terms.

     6.3 No Violation. The execution of this Agreement by NWCB and the consummation of the transactions contemplated thereby do not violate any indenture, mortgage, deed of trust or other agreement to which NWCB is a party, or any order or judgment of any court to which NWCB is subject.

     6.4 Common Stock. Upon issuance, the Shares will be duly authorized and validly issued, fully paid and non-assessable.

     6.5 Debt Commitment. NWCB has received a financing commitment ("Financing Commitment") from Dominion Income Management Corp. ("Dominion") a true and complete copy of which has been previously provided to MBC, in an amount not less than $8,000,000 which is in full force and effect including payment of all commitment fees then due and payable. NWCB has investigated Dominion and believes that Dominion has the ability to perform under the Financing Commitment.

     6.6 Equity Commitment. NWCB has received an equity financing commitment ("Equity Financing Commitment") a copy of which has been previously provided to MBC, in an amount not less than $2,000,000 which is in full force and effect including payment of all commitment fees then due and payable.

                                    SECTION 7
                                   NO BROKERS

     NWCB, on the one hand, and MBC, on the other hand, represents to the other that it has not engaged or dealt with any person as a broker in connection with the transaction contemplated hereby and will indemnify and hold the other party harmless from and against all costs and expenses related to a breach of this representation.

                                    SECTION 8


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                                COVENANTS OF MBC

     The covenants and agreements set forth in this section are material inducements upon which NWCB has relied in executing and delivering this Agreement. On or before seven (7) days after execution of this Agreement, MBC shall file with the Bankruptcy Court a motion seeking entry of an order (the "Approval Order") authorizing and approving sections 8.1, 8.2, 8.3, 8.4, and 8.5 hereof.

     8.1 Ordinary Course. From the date hereof through the Effective Date, MBC
(i) shall conduct its operations according to its ordinary and usual course of business, (ii) shall use its best efforts to maintain and to preserve its business organization, employees and relationships with suppliers, customers and others and to promote sales of its products, and (iii) shall fully comply with all applicable laws, including the Bankruptcy Code.

     8.2 Preservation of Business and Financial Condition. From the date hereof through the Effective Date, except (i) pursuant to existing contracts and arrangements which have been expressly disclosed to, NWCB, or (ii) with the prior written consent of NWCB, or (iii) in the ordinary course of business, MBC shall not:

     (a) Incur any obligation or liability, direct or indirect, absolute or contingent, other than postpetition liabilities incurred in the ordinary course of business or take any action that has the effect of increasing any secured claim other than accrual, if any, of amounts allowable under 11 U.S.C. ss.506(b) and in accordance with Annex A hereto.

     (b) Incur any indebtedness for borrowed money; assume, guarantee, endorse (other than for collection or deposit in the ordinary course of business) or otherwise as an accommodation become responsible for the obligations of any other individual, firm, partnership, corporation or other entity, or make any loans or advances to any individual, firm, partnership, corporation or other entity.

     (c) Mortgage, pledge or otherwise encumber any of its properties or assets.

     (d) Sell or transfer any of its properties or assets except in the ordinary and usual course of its business.

     (e) Enter into or terminate any contract or agreement, or make any change in any of its existing agreements.

     (f) Increase the compensation of any of its employees except


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for regularly scheduled pay increases to non-insiders limited to no more than five (5%) percent (except for increases already required under union or employment contracts and except for a one-year employment contract with James O'Connor substantially in accordance with the terms of the proposed O'Connor Agreement delivered to NWCB this date, pay or agree to pay any pension or retirement allowance not required by any existing plan or agreement to any such employees, or commit itself to any employment or union contracts, pension, profit-sharing, bonus or retirement plans or other similar arrangements with or for the benefit of any employees or other persons.

     (g) Take any action or fail to take any action which shall cause any of its representations set forth herein to not be true and correct on, and as of, the Effective Date.

     (h) Take any action requiring approval of the Bankruptcy Court involving the sum of $50,000 or more.

     (i) Notwithstanding the foregoing, MBC may (i) settle with FUNB in accordance with the term sheet annexed hereto, (ii) settle with mechanics lien claimants in accordance with Exhibit 6.7, and (iii) after written notice to NWCB make adjustments to its books in accordance with generally accepted accounting principles and auditing standards, including reserves against or write offs of assets.

     8.3 Other Offers. From the date hereof through the Effective Date, MBC shall not directly or indirectly, solicit, initiate or encourage submission of proposals or offers from any person relating to any acquisition or purchase of all or a material portion of its assets, business or equity. MBC shall promptly notify NWCB if any such proposal or offer, or any inquiry or contact with any person with respect thereto, is made.

     8.4 Break-up Fee; Expenses. If prior to termination by either MBC or NWCB, one of the following conditions occurs (i) another offer for all or substantially all of the assets or stock of MBC is accepted by MBC or Bankruptcy Court approval thereof is sought by MBC, (ii) a plan of reorganization (or liquidation) other than the Plan or amendments thereto is proposed by MBC, (iii) another offer for all or substantially all of the assets or stock of MBC is closed, or (iv) a plan of reorganization (or liquidation) other than the Plan is proposed by a person other than MBC, and confirmed, then NWCB, at its election, may terminate this Agreement and receive, as an allowed administrative claim, a "break-up" fee in the amount of $500,000 together with its actual "out-of-pocket" expenses expended in connection with the transactions contemplated hereby (up to a cap of $250,000), in accordance with section 14.3


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hereof, which shall be paid to NWCB from property other than cash collateral of secured parties without the need for further Bankruptcy Court order on the first business day after receipt of written notice of termination issued by NWCB; provided, that, any funds actually paid to NWCB under this section 8.4 shall be refunded on the date that NWCB closes a transaction pursuant to which it acquires or purchases all or substantially all assets or stock of MBC.

     8.5 Best Efforts to Close. MBC shall use its best efforts to obtain the satisfaction of the conditions to closing that it must satisfy under this Agreement.

     8.6 Tax Returns. Subsequent to the date hereof, MBC shall cause true and correct Federal, state and local income, sales and other required tax returns relating to the business of MBC, which are required to be filed for all periods, to be timely filed with the appropriate governmental agencies, accompanied by payment of all of the taxes due and payable.

     8.7 Contracts. Pursuant to the Plan (i) MBC shall assume all franchise agreements currently in force and in operation, all of which franchise agreements shall be guaranteed by NWCB and all associated leases of nonresidential real property, (ii) MBC shall use its best efforts to assign all such leases to the associated franchisees, and (iii) MBC shall reject, assume or assume and assign such other executory contracts, leases and master franchise agreements as designated by NWCB at by the date of approval of the Disclosure Statement associated with the Plan.

     8.8 Inspection. From the date hereof through the Effective Date, representatives of NWCB, including without limitation its auditors and legal counsel, shall have the right to visit and inspect all the premises and properties of MBC during normal business hours, and upon prior notice, to examine the facilities, books of account, records, reports, leases, contracts and other documents of MBC and to confer with employees, counsel, accountants and other professionals. All information obtained by or for NWCB shall be kept strictly confidential until after the Effective Date. If this Agreement is terminated as set forth herein, such information shall be returned or kept confidential for a period of three (3) years from the date of such termination. Nothing contained in this paragraph shall be construed to require MBC or its agents to perform any services for NWCB.

     8.9 Warrant. On the date hereof, MBC shall execute and deliver a true and correct copy of a warrant in form and substance acceptable to NWCB and MBC permitting NWCB to purchase up to 4,000,000 shares of MBC common stock at an exercise price of $0.01


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per warrant share. NWCB shall not exercise the warrant except upon seven (7)
business days prior notice to the Unsecured Creditors Committee at the address set forth in section 15.3.

                                    SECTION 9
                                COVENANT OF NWCB

     9.1 Maintain Financing Commitment. NWCB covenants to use its reasonable best efforts to maintain the Financing Commitment and Equity Financing Commitment in full force and effect, and to satisfy the lender's requirements for the funding thereunder.

     9.2 Best Efforts to Close. NWCB shall use its best efforts to obtain the satisfaction of the conditions to closing that it must satisfy under this Agreement.

                                   SECTION 10
                        CONDITIONS TO OBLIGATIONS OF NWCB

     The obligations of NWCB hereunder are subject to the following conditions, which may be waived in writing signed by NWCB, in its sole discretion, except for paragraph 10.2 which may not be waived:

     10.1 Approval Order. The Approval Order shall have been entered and shall have become final and no longer subject to appeal or reconsideration.

     10.2 Confirmation Order. The confirmation order shall have been entered.

     10.3 Compliance. MBC shall have complied with each of its agreements contained herein in all material respects, and each of MBC's representations and warranties contained herein shall be true in all respects on and as of the date hereof and the Effective Date, and NWCB shall have received a certificate of MBC, dated the Effective Date, to such effect.

     10.4 Grumet Consulting Agreement. Jack Grumet shall have executed and delivered an consulting agreement (the "Grumet Consulting Agreement") with NWCB and the other agreements in the form of Exhibit A attached hereto.

     10.5 J. Gennusa Employment Agreement. Jason Gennusa shall have executed and delivered an employment agreement (the "J. Gennusa Employment Agreement") with NWCB and the other agreements in the form of Exhibit B attached hereto.

     10.6 A. Gennusa Employment. Andrew Gennusa shall have executed and delivered an employment agreement (the "A. Gennusa Employment Agreement") with NWCB and the other agreements in the form of Exhibit C attached hereto.

     10.7 Approvals. All consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation or any agreement or otherwise which must be obtained or satisfied by MBC and which are necessary for the consummation of the transactions contemplated by this Agreement have been obtained and satisfied.

     10.8 No Adverse Change. There shall have been no material adverse change, from the date hereof to the Effective Date, in the business, assets, customers, suppliers, distributors, prospects, or financial condition of MBC.

     10.9 Force and Effect. MBC's existing leases, franchise agreements and other material contracts shall be in force and effect when assumed.

                                   SECTION 11
                        CONDITIONS TO OBLIGATIONS OF MBC

     The obligations of MBC hereunder, other than those set forth in sections 8.1, 8.2, 8.3, 8.4, and 8.5 are subject to the following conditions:

     11.1 Confirmation Order. The confirmation order shall have been entered.

     11.2 Compliance. NWCB shall have complied with each of its agreements contained herein in all material respects and each of its representations and warranties contained herein shall be true in all material respects on and as of the Effective Date; and MBC shall have received a certificate of NWCB, dated the Effective Date, to each such effect.

     11.3 Other Agreements. NWCB shall have executed and delivered the Grumet Consulting Agreement, the J. Gennusa Employment Agreement, and the A. Gennusa Employment Agreement.

                                   SECTION 12
                                 INDEMNIFICATION

     12.1 Indemnification. For the purposed hereof, the term "Indemnified Persons" shall include Jack Grumet, Jason Gennusa, Andrew Gennusa, and Leo Johnson.

     12.2 Subject Claims. For the purposes hereof, the term "Subject Claims" shall include claims made against the Indemnified

Persons pursuant to the following:

     (a) The consolidated class action entitled "Roger Copland, et al v. Jack Grumet, et al." filed in the United States District Court, District of New Jersey, File No. 96-CV-3351.

     (b) Claims made for alleged violation of the securities laws, rules and regulations promulgated under the law of the United States or the laws of any state, (collectively "Securities Laws") based on acts or omissions of the Indemnified Persons alleged to have occurred on or prior to the date of the filing of the bankruptcy petition by MBC.

     12.3 Liability Insurance. If a Subject Claim is covered by officers/directors liability insurance of MBC, a requisite claim shall timely be made by MBC and the Indemnified Person who is entitled to make such a claim in respect of the Subject Claim (the result being referred to as "Liability Insurance Indemnification").

     12.4 Indemnification. Subject to the provisions hereof (specifically including the limitation set forth in section 12.7 hereof) NWCB (the "Indemnifying Person") shall indemnify and hold harmless the Indemnified Persons from (i) all liabilities, costs, and expenses in regard to the Subject Claims described in section 12.2(a) hereof, (ii) all defense costs associated with the Subject Claims described in section 12.2(b) hereof.

     12.5 Claims for Indemnification. Whenever a Subject Claim shall be made, the Indemnified Person shall promptly notify the Indemnifying Person of the Subject Claim and, when known, the facts constituting the basis for the Subject Claim, and the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Person shall not settle or compromise any Subject Claim for which he is entitled to indemnification hereunder without the prior written consent of the Indemnifying Person.

     12.6 Defense of Claims. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Subject Claim or legal proceeding, the Indemnifying Person at its sole cost and expense may, upon written notice to the Indemnified Person, assume the defense of such Subject Claim or legal proceeding. The Indemnified Person shall participate in (but not control) the defense of any such action, with his counsel and at his own expense. The Indemnified Person shall promptly and timely cooperate in all respects with the Indemnifying Person and provide all documents, information and assistance as may be reasonably requested by the Indemnifying Person. Notwithstanding anything to the contrary herein, to be entitled to indemnification hereunder, the Indemnified Person shall use its best efforts to defend against any Subject Claim.

     12.7 Limitation. Anything herein to the contrary notwithstanding, NWCB shall not be required to expend in excess of $1.25 million in the aggregate in indemnifying Subject Claims identified in Section 12.2(a) hereof or $250,000 in indemnifying Subject Claims identified in Section 12.2(b) hereof.

     12.8 Claim. Each Indemnified Person represents to NWCB that he has made a claim against MBC for all indemnification rights of such Indemnified Person. Such claims shall be assigned to, and shall be enforceable by, the Indemnifying Person which claims shall be expunged on the Effective Date.

     12.9 Representation. Each of the Indemnified Persons represents and warrants that he knows of no claims of the type described in Section 12.2(b) and knows of no basis on which such claims could reasonably be made.

                                   SECTION 13
                              PUBLIC ANNOUNCEMENTS

     The parties agree that, except as otherwise required by law, any and all public announcements or other public communications concerning this Agreement made prior to the Effective Date shall be made by NWCB subject to the reasonable approval of MBC.

                                   SECTION 14
                                   TERMINATION

     14.1 Termination for Cause. This Agreement may be terminated by NWCB if at any time prior to the Effective Date there shall occur a material breach of any of the representations, warranties or covenants of MBC or MBC shall fail to perform any condition or obligation hereunder, and may be terminated by MBC, if at any time prior to the Effective Date there shall occur a material breach of any of the representations, warranties or covenants of NWCB or NWCB shall fail to perform any condition or obligation hereunder, provided that in either case, the non-defaulting party has given the defaulting party ten (10) days' notice of such default, and such default has not been cured or the cure thereof has not commenced within such ten-day period.

     14.2 Certain Events. NWCB may terminate this Agreement (i) if the Disclosure Schedule is not delivered to NWCB and the motion for entry of the Approval Order is not filed with the Bankruptcy Court on or before seven (7) days after execution of this Agreement, (ii) the Approval Order has been denied or has not been entered and become final and not subject to appeal or reconsideration by

September 15, 1998, (iii) if the Plan and the associated disclosure statement has not been filed with the Bankruptcy Court by September 4, 1998, (iv) if the Plan has been denied or has not been confirmed by order of the Bankruptcy Court by November 30, 1998, or (v) if any of MBC's chapter 11 cases have been dismissed or converted to chapter 7 cases. In each of the foregoing events time is of the essence. MBC may terminate this Agreement (x) if confirmation of the Plan is denied because of NWCB's noncompliance with 11 U.S.C. ss.1129(a)(11),
(y) if the Plan has not been confirmed by November 30, 1998 because NWCB is unable to demonstrate compliance with 11 U.S.C. ss.1129(a)(11), or (z) if the Effective Date has not occurred by the sixtieth (60th) day after entry of the order confirming the Plan because NWCB is unable to meet its payment obligations under Section 3 hereof.

     14.3 Effect of Termination. If this Agreement terminates because of the failure to achieve any of the events set forth by the dates specified in subsections (i), (ii), (iii), (x), (y) or (z) of section 14.2, such termination notice must be delivered within ten days after the failure of such event to timely occur, and NWCB will not be entitled to reimbursement of expenses under this section 14.3. If the Agreement is terminated other than upon a default by NWCB, NWCB shall receive the Escrow Amount and shall receive, as an allowed administrative claim, repayment of its out of pocket expenses and employee time expended in connection with the transactions contemplated hereby (up to a cap of $250,000). If the Agreement is terminated upon a default by NWCB, MBC shall be entitled to recover its actual damages, if any, and upon judgment therefor, to apply the Escrow Amount in payment thereof. Upon such application, all remaining Escrow Amount, if any, shall be paid to NWCB.

                                   SECTION 15
                                  MISCELLANEOUS

     15.1 Expenses. All legal and other costs and expenses incurred in connection with the negotiation and execution of this Agreement, and the consummation of the transactions contemplated hereby, shall be paid by the party incurring such expenses, except as otherwise expressly set forth herein.

     15.2 No Assignment. This Agreement shall be binding upon the parties, their successors and legal representatives. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     15.3 Notices. All notices and other communications hereunder shall be given in writing and shall be deemed given when delivered personally, when received by facsimile transmission or on the first attempted date of delivery after being mailed by certified or registered mail, return receipt requested, to the parties at the addresses set forth below or at such other address for a party as shall be specified by like notice:

         If to NWCB, to:

         New World Coffee & Bagels, Inc.
         379 West Broadway, 4th Floor
         New York, New York 10012
         Attn: President

         With a copy to:

         Hollenberg Levin Solomon Ross Belsky & Daniels, LLP
         585 Stewart Avenue
         Garden City, New York 11530-4732
         Attn: Stuart M. Sieger, Esq.

         Kasowitz, Benson, Torres & Friedman LLP
         1301 Avenue of the Americas
         New York, NY 10019
         Attn: David S. Rosner, Esq.

         If to MBC, to:

         Manhattan Bagel Company, Inc., Debtor in Possession
         246 Industrial Way West
         Eatontown, New Jersey 07724
         Attn: Chairman

         With a copy to:

         Gibbons, Del Deo, Dolan, Griffinger & Vecchione LLP
         1 Riverfront Plaza
         Newark, New Jersey 07102
         Attn: Paul DeFillippo, Esq.

         All notices to:

         Shanley & Fisher, P.C.
         131 Madison Avenue
         Morristown, NJ 07962-1974
         Attn: Robert Malone, Esq.

     15.4 Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which executed counterparts shall be deemed an original but all of such executed counterparts shall be considered one and the same

Agreement.

     15.5 Merger. This Agreement and the Schedules and Exhibits hereto supersede all prior agreements between the parties, whether written or oral, are intended as a complete and exclusive statement of the terms of the agreements between the parties and may not be changed or terminated orally but only in a writing signed by the parties. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, whether express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement has been entered into and is to be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           MANHATTAN BAGEL COMPANY
                                           Debtor in Possession


                                           By /s/ JACK GRUMET
                                              -----------------------------
                                              Jack Grumet, Chairman

                                           NEW WORLD COFFEE & BAGELS, INC.


                                           By /s/ R. RAMIN KAMFAR
                                              -----------------------------
                                              R. Ramin Kamfar, President

SECTION 12 AGREED TO:


/s/ JACK GRUMET
---------------------
Jack Grumet


/s/ JASON GENNUSA
---------------------
Jason Gennusa


/s/ ANDREW GENNUSA
---------------------
Andrew Gennusa


SECTION 2 AGREED TO:

Gibbons Del Deo, Dolan Griffinger & Vecchione LLP


By: /s/ Paul DeFillippo
    --------------------
    A Member of the Firm

CONSENTED TO OTHER THAN AS TO SECTION 8.9:

The Official Committee of Unsecured Creditors of Manhattan Bagel Company, Inc.


By: /s/
    ---------------------

  Its:
       ------------------



By: /s/
    ---------------------

  Its:
       ------------------

                                    EXHIBITS


        EXHIBITS

          A Grumet Employment Agreement, Stock Purchase and Restrictive Covenant Agreement, and Stock Option Agreement.

          B J. Gennusa Employment Agreement, Stock Purchase and Restrictive Covenant Agreement, and Stock Option Agreement.

          C A. Gennusa Employment Agreement, Stock Purchase and Restrictive Covenant Agreement, and Stock Option Agreement.

          6.7  To be supplied.

                                                                       EXHIBIT A

                              CONSULTING AGREEMENT

     AGREEMENT effective as of the ____ day of ____________, 1998, by and between NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation (hereinafter referred to as the "Company"), having a place of business at 379 West Broadway, New York, New York 10012 and JACK GRUMET, residing at 7645 Fenwick Place, Boca Raton, FL 33496 (hereinafter referred to as the "Consultant").

                                    RECITALS

     The Company desires to retain the services of the Consultant, and the Consultant desires to provide his services, on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein, the parties hereto agree as follows:

     1. Services of Consultant. The Consultant is hereby engaged as general advisor and consultant to the Company on all matters pertaining to the business of the Company and its subsidiaries, and will provide such advice and consultation as the Company may reasonably request, in each case consistent with the Consultant's experience and expertise. The Consultant shall not be required to travel more than 100 miles from the Company's Eatontown, New Jersey facility without his consent and may consult in person or via telephone or written report. Consulting under this Agreement shall not materially interfere with Consultant's other business activities and shall not exceed an amount of time which is reasonably required for the performance of the Consultant's duties. The Consultant shall perform his services under this Agreement solely as an independent contractor and not as an agent or employee of the Company or any subsidiary of the Company. The Company shall not be responsible for the payment of any withholding taxes, FICA, workers' compensation, insurance, disability benefits or any fringe benefits and the Consultant is not entitled to any of the same. The only compensation and benefits to which the Consultant shall be entitled hereunder are as set forth in Section 3 and 4 hereof. The Company shall not be responsible for any injury, loss or damage suffered by Consultant arising out of the performance of his duties hereunder. In connection with his duties hereunder, the Consultant shall have no right to bind the Company or any of its subsidiaries.

     2. Term. The term (the "Term") for the services described in Section 1 hereof, except if earlier terminated pursuant to Section 5 hereof, shall be for a period of two (2) years from the Effective Date as defined in the Acquisition Agreement between the Company and Manhattan Bagel Co., Inc. dated as of July 28, 1998.

     3. Compensation.

     (a) The compensation for the services to be rendered by the Consultant, and the other agreements of the Consultant hereunder, including without limitation those set forth in Sections 6, shall be the sum of $100,000.00 per annum ("Annual Fee"), payable in equal monthly installments in advance.

     (b) In addition, the Consultant shall be entitled to a performance bonus of up to fifty (50%) of the Annual Fee as determined by the Board of Directors. The performance bonus shall be payable at its customary time following the end of each fiscal year of the Company during the term hereof (pro-rated if services are rendered during only a part of such fiscal year). The performance bonus shall be paid if the annual operating budget of the Company, for such fiscal year has been achieved. The annual operating budget shall be formulated by management of the Company, subject to approval of the Board of Directors.

     (c) It is anticipated that the Consultant shall, during the 18 months from the date hereof, continue his existing medical insurance under a COBRA election. The Company shall pay the medical insurance premiums for the Consultant during such period, and shall reimburse the Consultant thereafter and during the Term on a monthly basis for medical insurance paid for by the Consultant, up to the cost of insurance per month under the the COBRA election, unless the Consultant is then obtaining medical insurance from another person as part of his employment or consulting activities.

     (d) During the Term, the Company shall pay the Consultant an automobile allowance equal to the Consultant's present automobile rental and insurance cost

     4. Expenses. The Consultant shall be entitled to reimbursement for expenses reasonably incurred by him in the course of his duties hereunder upon his accounting therefor, provided that no expenses shall be incurred by the Consultant without the prior approval of the Company.

     5. Termination.

     (a) The term of this  Agreement may be ended prior to the date specified in
Section 2, under the following conditions:

          (i) Upon the death of the Consultant;

          (ii) Upon notice to the Consultant, if the Consultant has committed any act of fraud, embezzlement or misappropriation, which notice shall be accompanied by the written evidence, or a summary of the other evidence, on which the Company relied in giving such notice;

          (iii) Thirty (30) days after notice to the Consultant of his breach of his duties hereunder (other than as set forth in (ii) above), unless such breach is fully remedied before the end of such thirty (30) day period or, if such breach cannot be remedied within thirty (30) days, unless the Consultant continues to use his best efforts until such breach is remedied.

          (iv) If the Consultant shall be both unavailable for a period of at least 90 days continuously or a total of 90 days within any 180 day period, and shall be so mentally or physically incapacitated or disabled as to be unable to perform his duties hereunder during such period and at the time of termination.

     (b) Upon any termination of this Agreement under Section 6(a), the Company shall not be obligated to pay any compensation or expenses or provide other benefits other than those accrued to the date of termination. The Consultant shall also deliver to the Company all property of the Company which may then be in the Consultant's possession.

     6. Non-Disclosure of Confidential Information. The Consultant acknowledges that it is the policy of the Company to maintain as secret and confidential all information relating to its products, services and operations and the identity of suppliers, franchisees and customers (the "Confidential Information"), and the Consultant further acknowledges that the Confidential Information is of substantial value to the Company. Accordingly, the Consultant agrees that he will not, during or after the termination of this Agreement, disclose or use any Confidential Information other than in connection with the business of the Company.

     7. Indemnification.

     (a) The Consultant covenants and agrees to perform his services in compliance in all material respects with all applicable laws, rules and regulations of governmental agencies and in a manner which does not violate the rights of any third person, and to timely pay all taxes relating to all payments hereunder. The Consultant shall indemnify and hold harmless the Company from and against all costs and expenses which the Company may incur, including by way of example and not limitation, reasonable counsel fees and disbursements, as a result of the violation by the Consultant of his covenants and agreements set forth in this Agreement.

     (b) Provided the Consultant has complied with his duties hereunder, the Company shall indemnify and hold harmless the Consultant from and against all costs and expenses which the Consultant may incur, including by way of example and not limitation, reasonable counsel fees and disbursements, as a result of the rendering of services to the Company in accordance with this Agreement, excluding the matters covered under Section 3 hereof.

     8. General.

     (a) Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and shall be deemed given when delivered to a party or on the first attempted date of delivery after the same is mailed to a party, certified mail, return receipt requested, to the address set forth herein or such other address of which notice is given in accordance herewith.

     (b) Representation.

          (i) The Consultant represents that he is not bound by any agreement, court order or other obligation which may relate, directly or indirectly, to his obligations hereunder.

          (ii) The Company represents that the execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company and that this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

     (c) Modification and Waiver. This Agreement may not be changed or terminated orally but only in a writing signed by the parties hereto, and no waiver of a breach of any provision hereof shall be effective unless in writing signed by the party against whom enforcement is sought. No such waiver shall operate or be construed as a waiver of any subsequent breach of such provisions.

     (d) Applicable Law. This Agreement shall be subject to and governed by the laws of the State of New York.

     (e) Controversies. The parties agree that any legal proceedings hereunder shall be brought only in the courts of the State of New York or the United

States of America, sitting in the City, County and State of New York.

     (f) Captions. The underlined captions set forth herein are descriptive only, and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             NEW WORLD COFFEE & BAGELS, INC.



                                             By /s/ [illegible]
                                                --------------------------------



                                             /s/ Jack Grumet
                                             -----------------------------------
                                             JACK GRUMET, Individually

                                 STOCK PURCHASE
                                       AND
                              RESTRICTIVE COVENANT
                                    AGREEMENT


                                                                   July 28, 1998


To the Investor named on the
Investor Signature Page attached hereto

Dear Sir:

     The undersigned, NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation (the "Company"), hereby agrees with the person named on an Investor Signature Page attached hereto (the "Investor") as follows:

     SECTION 1. Issuance of the Subject Shares. Subject to the terms and conditions hereof, the Company has authorized the issuance and sale at the Closing (as hereinafter defined) of the number of shares of Common Stock, par value $.001 per share (the "Subject Shares") set forth on the Investor Signature Page, for sale at a price of $0.01 per share. Such sale is also expressly in consideration of the covenants of the Investor set forth in Section 10 and
Section 11 of this Agreement. The Investor acknowledges that there is substantial consideration for such covenants, and that the performance of the same is material to this Agreement.

     SECTION 2. Agreement to Sell and Purchase the Subject Shares. At the Closing, the Company shall sell to the Investor, and the Investor shall purchase from the Company, upon the terms and conditions hereinafter set forth, the Subject Shares subscribed for by the Investor. Payment shall be made in cash at such time.

     SECTION 3. Delivery of the Subject Shares The closing (the "Closing") hereunder with respect to the Subject Shares shall take place at the offices of the Company, simultaneously with the commencement of the employment or consultancy of the Investor by the Company. At the Closing the Company shall issue to the Investor a certificate for the Subject Shares subscribed for by the Investor. The certificate shall bear a restrictive legend in accordance with applicable law and a stop transfer order in accordance with such legend shall be placed against transfer of the Subject Shares represented thereby.

     SECTION 4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

     4.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby.

     4.2 Compliance. The Company (a) has complied, and in carrying out its contemplated business will be in compliance, in all material respects, with all Federal, state, local and foreign laws, ordinances, regulations and orders applicable to it, its business or the ownership of its assets, and (b) will obtain all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business.

     4.3 Authorization of this Agreement. The execution, delivery and performance by the Company of this Agreement, and the issuance and delivery of the Subject Shares being subscribed for have been duly authorized by all requisite corporate action by the Company; and this Agreement been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Subject Shares being purchased, and compliance with the provisions hereof by the Company will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, the Certificate of Incorporation or By-laws of the Company (in each case as amended to the date hereof), or any note, indenture, mortgage, lease agreement or other contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected.

     4.4 Use of Proceeds. The net proceeds received by the Company from the sale of the Subject Shares shall be used by the Company for general working capital purposes.

     4.5 No Governmental Consent or Approval Required. Except for any filings under Regulation D of the General Rules and Regulations under the Securities Act of 1933 (the "Securities Act") and the filing of any notice subsequent to the Closing that may be required under applicable Federal and/or state securities laws, no consent, approval or authorization of, or declaration to, or of or filing with, any governmental or regulatory authority is required for the valid authorization, execution and delivery by the Company of this Agreement or for the valid authorization, issuance, sale and delivery of the Subject Shares, or, if so required, has been duly and effectively obtained or made.

     4.6 Brokers. The Company has not, nor have any of its officers, directors or employees, employed any broker or finder in connection with the transactions contemplated by this Agreement.

     SECTION 5. Representations and Warranties of the Investors.

     5.1 Investment. The Investor, represents and warrants to the Company that the Investor is acquiring the Subject Shares, for his own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

     5.2 No Registration. The Investor understands that the Subject Shares have not been registered under the Securities Act by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act; and that the Subject Shares must be held by the Investor indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

     5.3 Rule 144. The Investor further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investors) issued under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

     5.4 [Omitted]

     5.5 Due Authorization. The Investor represents and warrants to the Company that this Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligations of the Investor, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and subject, as to enforceability, to general principles of equity).

     5.6 No Transfer. The Investor represents and warrants to the Company that it or he will not transfer any of the Subject Shares except in compliance with the provisions of this Agreement.

     5.7 Accredited Investor. The Investor is an Accredited Investor as such term is defined in the Rules and Regulations under the Securities Act.

     5.8 Information. The Investor acknowledges that the Company has provided such information has the Investor has requested.

     SECTION 6. Conditions Precedent to Closing by the Investors on the Date Hereof. The obligations of the Investor to purchase and pay for the Subject Shares are subject to the following conditions precedent, any of which may be waived by the Investor:

     6.1 Corporate Proceedings; Consents, Etc. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident thereto shall be satisfactory in form and substance to the Investor, who shall have received all such originals or certified or other copies of such documents as he may reasonably request.

     6.2 Accuracy of Representations and Warranties. All representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the date hereof.

     SECTION 7. Registration Rights. The Company, at the request of the holders of at least two thirds of the Subject Shares (the "Group Subject Shares") sold under this Agreement and two similar agreements of even date herewith, made on or after one year from the date of sale of the Subject Shares, shall file a registration statement including the Group Subject Shares on one(l) occasion only. The Company shall pay all expenses in connection with the registration statements, except that the Investor shall pay his own selling commissions and discounts. The Company shall, at the time of such registration(s), enter into a customary registration rights agreement with the Investor relating to, among other matters, indemnity and payment of expenses, etc.

     SECTION 8. Exchanges; Lost, Stolen or Mutilated Certificates. Upon surrender to the Company of certificates representing the Subject Shares, the Company at its expense will issue in exchange therefor, and deliver to the holder thereof, a new certificate or certificates, in such denomination or denominations as may be requested by such holder. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any or any certificate representing any Subject Shares and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense will issue and deliver to the holder thereof a new certificate of like tenor, in lieu of such lost, stolen, destroyed or mutilated instrument.

     SECTION 9. Survival of Representations, Warranties and Agreements; etc. All representations and warranties hereunder shall survive the Closing until the third anniversary of the date hereof All statements contained in any certificate or other instrument delivered by the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement either at or prior to the Closing, shall constitute representations and warranties by the Company under this Agreement. All agreements contained herein shall survive indefinitely until, by their respective terms they are no longer operative.

     SECTION 10. Non-Solicitation.  The Investor agrees that for a period of two
(2) years after termination of his employment or consultancy with the Company, for any reason, he will not (a) solicit a business relationship with persons who are franchisees or customers of the Company on the date of termination which is directly or indirectly competitive with the business relationship of the Company with such persons (i.e.; a business which features coffee and/or bagels), and
(b) solicit the services of persons who are employees of the Company on the date of termination, or who were employed by the Company at any time within the period of 180 days prior to such termination, except for employees of the Company who were terminated by the Company.

     SECTION 11.  Non-Competition.  The Investor agrees that for a period of two
(2) years after the termination of the Investor's employment or consultancy with the Company, for any reason, he will not, directly or indirectly, within 50 miles of any location operated by the Company or a franchisee, conduct or have an interest in, or consult for or have any other relationship with any business competitive with the business engaged in by the Company or such franchisee (i.e.; a business which features coffee and/or bagels). The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 11 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The parties agree that damages are an inadequate remedy for any breach of Sections 10 and 11 and that the Company shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of such provisions.

     SECTION 12. Resale of Stock. In the event that the Investor voluntarily resigns his employment or consultancy with the Company, as distinct from his death or disability (a "resignation"), during the periods described below, he shall be required to resell certain Subject Shares to the Company at his cost therefor, as set forth herein, and the Company shall repurchase the same on such terms, and a legend shall be placed on the certificates representing the Subject Shares to the following effect: The shares represented hereby are subject, in whole or in part, to sale to and repurchase by the Company, pursuant to the terms of a Stock Purchase and Restrictive Covenant Agreement dated [the date thereof. If the Resignation occurs within twelve (12) months from the date of the sale of the Subject Shares, all of the Subject Shares shall be sold and repurchased as set forth above, and if the Resignation occurs after twelve (12) months and before the end of eighteen (18) months from the date of the sale of the Subject Shares, one half (1/2) of the Subject Shares shall be sold and repurchased as set forth above.

     SECTION 13 Successors and Assigns. This Agreement shall be binding upon the parties, their successors, legal representatives and assigns.

     SECTION 14. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto or in connection with the transactions contemplated hereby which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 15. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (i)  If to the Company, to:

               New World Coffee & Bagels, Inc.
               379 West Broadway, 4th Floor
               New York, New York 10012

          (ii) If to the Investor, to his address set forth as the Investor Signature Page attached hereto.

All such notices, advices and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery and
(b) in the case of mailing, on the third business day following the date of such mailing.

     SECTION 16. This Agreement may be executed in counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Agreement.

     SECTION 17. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 18. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 19. Governing Law. This Agreement shall be governed by and construed in accordance with, (a) the laws of the State of New York applicable to contracts made and to be performed wholly therein, and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such State.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.


                                             NEW WORLD COFFEE & BAGELS, INC.


                                             By /s/ [ILLEGIBLE]
                                               ---------------------------------
                                             Authorized Signature

                             INVESTOR SIGNATURE PAGE






NAME/ADDRESS/EIN


Jack Grumet
Name


Address
7645 FENWICK PLACE


City
BOCA RATON FL 33496


EIN/SS

###-##-####

                                             /s/ Jack Grumet
                                             -----------------------------------
                                             JACK GRUMET
                                             NUMBER OF SUBJECT SHARES
                                             PURCHASED 240,000


                                             PURCHASE PRICE $2,400.00

                         NEW WORLD COFFEE & BAGELS, INC.

                             STOCK OPTION AGREEMENT

Jack Grumet
7645 Fenwick Place
Boca Raton, FL 33496

I.   NOTICE OF OPTION GRANT

Jack Grumet ("Optionee") has been granted an option ("Option") to purchase common stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

Vesting Commencement Date                    Effective Date

Exercise Price per Share                     1.656

Number of Shares Granted                     250,000

Term Expiration Date:                        Five Years after the Effective Date

Vesting Schedule:

     This Option may be exercised, in whole or in part, following the Vesting Commencement Date.

II.  DEFINITIONS

     As used in this Option Agreement, the following definitions shall apply:

     (a) "Administrator" means the Board of Directors or any if its Committees appointed to administer this Option Agreement, which shall be done in accordance with Rule 16b-3 of the Securities Exchange Act of 1934.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d)  "Committee"  means a committee  designated  by the Board to administer the Option Agreement, which Committee shall be constituted in accordance with Rule 16b-3, and continue to serve its designated capacity until otherwise directed by the Board.

     (e)  "Common Stock" means the Common Stock of the Company.

     (f)  "Company"   means  New  World  Coffee  &  Bagels,   Inc.,  a  Delaware
          corporation.

     (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

     (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or (ii) transfers between locations of the Company or between the Company, its Parent, it Subsidiaries or its successor.

     (i)  "Disability"  means  total and  permanent  disability  as  defined  in
          Section 22(e)(3) of the Code.

     (j) "Effective Date" means the date as defined in the Acquisition Agreement between the Company and Manhattan Bagel Company, Inc.

     (k) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m)  "Optionee" means an Employee or Consultant who received an Option.

     (n)  "Subsidiary"  means  a  "subsidiary   corporation",   whether  now  or
          hereafter existing, as defined in Section 424(0 of the Code.

III. AGREEMENT

     1. Grant of Option. New World Coffee & Bagels, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee the Option to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions set forth herein. This Option Agreement shall become effective upon the Effective Date.

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant as follows:

          (i) Right to Exercise.

               (a) This Option may not be exercised for a fraction of a share.

               (b) In no event may this Option be exercised after the date of expiration of the term of this option as set forth in the Notice of Grant.

          (ii) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of this Agreement.

     Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     4 Method of Payment. Payment of the Exercise Price shall be by any of the following or a combination thereof, at the election of the Optionee:

          (i) cash; or

          (ii) check; or

          (iii) surrender of Common Stock options of the Company which have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (iv)  surrender of other  shares of Common stock of the Company  which
     (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect and

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect and exercise the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

     5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon which exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates "For Cause", Optionee shall forfeit, as of the date of such termination (the "Termination Date"), all rights under this Option Agreement, including any rights to exercise any and all Options whether vested or not. "For Cause" shall mean termination by the Company of Optionee's employment by the Company by reason of Optionee's fraud, embezzlement, or misappropriation, notice of which shall be accompanied by the written evidence, or a summary of the other evidence, on which the Company relied in giving such notice.

     7. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or trust or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option. Death of Optionee shall not vitiate terms of this Agreement

     9. Increase in Total Number of Shares Granted. The period from the date hereof to the third anniversary of such date is referred to as the Subject Period. Unless, during the Subject Period, the Market Price, as defined below, of the Common Stock, as presently constituted, closes in excess of $9.656 per share of Common Stock for a minimum of five days, an additional Number Of Shares Granted, not to exceed 125,000 additional shares, shall, on one occasion only, be added to the terms of this Agreement as follows:

     Additional Option Shares = (A-(B- 1.656))/A multiplied by C, where

     A  =  $8.00   (per   share,   adjusted   for   combinations,   splits   and
reorganizations)

     B = The  average of the five  highest  closing  prices  during the  Subject
Period

     C = The number of Option Shares stated in this Agreement

The closing price for a day shall be the last reported sale price or, in case no such reported sale took place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the Common Stock shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by any similar reputable quotation and reporting service.

                                                 NEW WORLD COFFEE & BAGELS, INC.
                                                 a Delaware corporation

                                                 By: /s/ [illegible]
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of this Option and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advise of counsel prior to executing this Option and fully understands all provisions of the Option.


Dated: 7/28/98                              Optionee: /s/ Jack Grumet
                                                    ----------------------------

                                    EXHIBIT A

                                 EXERCISE NOTICE

New World Coffee & Bagels, Inc.
Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today, _____________ ,l9__ the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _______________ shares of the Common Stock (the "Shares") of New World Coffee & Bagels, Inc., (the "Company") under and pursuant to the Optionee's Stock Option Agreement ("Option Agreement").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.

     4. Restrictive Legends and Stop-Transfer Orders.

     (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE  SHARES   REPRESENTED  BY  THIS  CERTIFICATE  ARE  SUBJECT  TO  CERTAIN
     RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

     (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     5. Successors and Assigns. The Company will assign its rights, but shall remain liable hereunder, under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company, in connection with the sale of all or substantially all of its assets. Subject to the restrictions on transfer hereunder set forth, this Agreement shall be binding upon optionee and his or her heirs, executors, administrators, successors and assigns.

     6. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     7. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     8.  Further  Instruments.   The  parties  agree  to  execute  such  further
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement

     9. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     10. Entire Agreement. The Notice of Grant/Option Agreement is incorporated herein by reference. This Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof and is governed by state law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:
                                            New World Coffee & Bagels Inc.
                                            By:
                                               ---------------------------------
                                            Title:
----------------------------------                ------------------------------

Address:                                    Address:


----------------------------------          ------------------------------------


----------------------------------          ------------------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:
COMPANY:                   NEW WORLD COFFEE & BAGELS, INC.
SECURITY:                  COMMON STOCK
AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for Investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection Optionee understands that in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statues, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act; which, in substance permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited broker's transactions or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(c), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than one year, the satisfaction of the conditions set forth in sections (1),
(2), (3) and (4) of the paragraph immediately above.

     (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk, Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                             -----------------------------------

                                             Date:
                                                  ------------------------------

                                                                       EXHIBIT B

                              EMPLOYMENT AGREEMENT


     AGREEMENT made as of the ____ day of ____________, 1998, by and between NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation (hereinafter referred to as the "Company"), having a place of business at 379 West Broadway, New York, New York 10012 and JASON GENNUSA, residing at 15 McCampbell Road, Holmdel, NJ 07733 (hereinafter referred to as the "Employee").

                                   WITNESSETH:

     In consideration of the mutual covenants herein contained, the parties hereto agree as follows.

     1. Employment. The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept such employment, subject to the terms and conditions hereinafter set forth. The Employee shall be elected a Vice-President of the Company.

     2. Term. The term of the Employee's employment hereunder, except if earlier terminated pursuant to Paragraph 6 hereof, shall be for a period of two (2) years from the Effective Date as defined in the Acquisition Agreement between the Company and Manhattan Bagel Co., Inc. dated as of July 28, 1998. The term shall then continue from year to year thereafter unless either party gives notice to the contrary to the other party not less than 90 days prior to the commencement of any such one year extension period.

     3. Duties.

          (a) During the continuance of this Agreement, the Employee agrees to devote his attention, full time and best efforts to the rendition of his services hereunder, which shall include such executive responsibilities as may be assigned to him from time to time by the President of the Company. Subject to the control of the Board of Directors, the Employee shall perform such executive duties as are assigned by the President of the Company. The Employee will be based at the Company's Eatontown, New Jersey facility.

          (b) The Employee shall be entitled to make personal investments, provided that none of the same are directly or indirectly competitive with the business of the Company and further provided that any such activities do not detract from the services due from the Employee hereunder. Purchases of up to 2% of the stock of publicly traded companies shall not be restricted.

     4. Compensation. In consideration of all of the services to be rendered by the Employee hereunder, the Employee shall be paid, and he agrees to accept compensation as follows:

          (a) Compensation at an annual rate of One Hundred Thirty Two Thousand Five Hundred Dollars ($132,500.00), payable bi-weekly less applicable withholding taxes, subject to such increases, if any, as may be approved by the Board of Directors of the Company (the rate per annum which is in effect from time to time being referred to herein as the "Base Salary" of the Employee). The Base Salary shall be increased, on each anniversary of the term, by multiplying the Base Salary by a fraction, the numerator of which is the consumer price index, all items, New York metropolitan area, or a successor index (the "Index"), published by the United States Department of Commerce for the month prior to such anniversary, and the denominator of which is the Index published for the month preceding the commencement of the term.

          (b) With respect to each fiscal year of the Company, (i) a performance bonus of up to twenty five (25%) percent of the Employee's Base Salary, as determined by the Board of Directors, if the annual operating budget of the Company for such fiscal year have been achieved; and (ii) a performance bonus of up to twenty five (25%) percent of the Employee's Base Salary, as determined by the Board of Directors, if the budget for operation for which the Employee is responsible for such fiscal year have been achieved. Each performance bonus shall be payable at its customary time following the end of each fiscal year of the Company during the term hereof (pro-rated if services are rendered during only a part of such fiscal year). The annual operating budget and operations budget shall be formulated by management of the Company, subject to approval of the Board of Directors.

          (c) Such stock option grants as are determined by the Compensation Committee of the Board of Directors.

          (d) During the Term, an automobile allowance equal to the Employee's present automobile rental and insurance cost..

          (e) Three (3) weeks of paid vacation during each year of the Term.

     5. Benefits.

          (a) The Employee shall be entitled to such benefits as may be made available by the Company to its executives, including sick leave, medical and life insurance.

          (b) Except as hereinafter provided in Paragraph 6 hereof, the Company shall pay the Employee, for any period during which he is unable fully to perform his duties because of physical or mental disability or incapacity, an amount equal to the compensation due him for such period less the aggregate amount of all income disability benefits which he may receive or to which he may be entitled under or by reason of (i) any group health or accident insurance plan of the Company; (ii) any applicable compulsory State disability law;
     (iii) the Federal Social Security Act; and (iv) any applicable workmen's compensation law or similar law.

          (c) The Employee shall be entitled to reimbursement for expenses reasonably and necessarily incurred by him in the course of his duties, upon accounting therefor.

          (d) The Employee shall be entitled to indemnification as provided by the By-Laws of the Company and applicable law, and shall also be covered by existing officer/director liability insurance.

     6. Termination.

          (a) The term of this Agreement may be ended prior to the date specified in Paragraph 2, under the following conditions:

               (i) Upon the death of the Employee.

               (ii) Upon notice to the Employee, if the Employee has committed any act of fraud, embezzlement or misappropriation.

               (iii) Thirty (30) days after notice to the Employee of his breach of his duties hereunder (other than as set forth in (ii) above), unless such breach is fully remedied before the end of such thirty
          (30) day period or, if such breach  cannot be remedied  within  thirty
          (30) days, unless the Employee continues to use his best efforts to cure the same until such breach is remedied.

               (iv) If the Employee shall be both absent for a period of at least 90 days continuously or a total of 90 days within any 180 day period, and shall be so mentally or physically incapacitated or disabled as to be unable to perform his duties hereunder during such period and at the time of termination.

          (b) Upon any termination of this Agreement under Paragraph 6(a), the Company shall not be obligated to pay any compensation or expenses or provide other benefits other than those accrued to the date of termination, and the Employee shall cease to hold all positions in the Company, and such termination shall constitute a voluntary resignation by the Employee of each office and directorship then held by him, and the Employee shall, if requested and if able, deliver to the Company confirmatory written resignations. The Employee shall also deliver to the Company all property of the Company which may then be in the Employee's possession.

     7. Non-Disclosure of Confidential Information. The Employee acknowledges that it is the policy of the Company to maintain as secret and confidential all information relating to its products, services and operations and the identity of suppliers, franchisees and customers (the "Confidential Information"), and the Employee further acknowledges that the Confidential Information is of substantial value to the Company. Accordingly, the Employee agrees that he will not, during or after the termination of this Agreement, disclose or use any Confidential Information other than in connection with the business of the Company. There shall be excepted herefrom any information that the Employee had relating to the business of the Company before he became employed by Manhattan Bagel Company, Inc., as specifically set forth on Attachment A hereto and signed by the parties.

     8. Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and shall be deemed given when delivered to a party or five business days after the same is mailed to a party, certified mail, return receipt requested, to the addresses set forth herein or such other address of which notice is given in accordance herewith.

     9. Modification and Waiver. This Agreement may not be changed or terminated orally but only in a writing signed by the parties hereto, and no waiver of a breach of any provision hereof shall be effective unless in writing signed by the party against whom enforcement is sought. No such waiver shall operate or be construed as a waiver of any subsequent breach of such provisions.

     10. Applicable Law. This Agreement shall be subject to and governed by the laws of the State of New York.

     11. Remedies. The Company, in addition to any other remedy or remedies to which it may be entitled, shall be entitled to obtain injunctive relief against any breach or threatened breach by the Employee of the provisions of Section 7 and 8 hereof. In the event of a dispute hereunder, the party prevailing shall be entitled to recover its reasonable expenses, including counsel fees, from the party not prevailing.

     12. Representation of Employee. The Employee hereby represents and warrants that the Employee is not bound by any contract, agreement, court order or decision which conflicts in any manner with the duties to be performed by the Employee hereunder or which would limit, in any respect, the right of the Employee to use any of the Employee's knowledge or experience in the performance of the Employee's duties hereunder.

     13. Representation of the Company. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

     14. Captions. The underlined captions set forth herein are descriptive only, and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            NEW WORLD COFFEE & BAGELS, INC.


                                            By  /s/ ILLEGIBLE
                                                -------------------------------
                                                Authorized Signature

                                            /s/ JASON GENNUSA
                                            -----------------------------------
                                            JASON GENNUSA, Individually

                                  ATTACHMENT A

                                PRIOR INFORMATION



















                                            NEW WORLD COFFEE & BAGELS, INC.


                                            By  /s/ ILLEGIBLE
                                                -------------------------------
                                                Authorized Signature

                                            /s/ JASON GENNUSA
                                            -----------------------------------
                                            JASON GENNUSA, Individually

                                 STOCK PURCHASE
                                       AND
                              RESTRICTIVE COVENANT
                                    AGREEMENT


                                                                   July 28, 1998


To the Investor named on the
Investor Signature Page attached hereto

Dear Sir:

     The undersigned, NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation (the "Company"), hereby agrees with the person named on an Investor Signature Page attached hereto (the "Investor") as follows:

     SECTION 1. Issuance of the Subject Shares. Subject to the terms and conditions hereof, the Company has authorized the issuance and sale at the Closing (as hereinafter defined) of the number of shares of Common Stock, par value $.001 per share (the "Subject Shares") set forth on the Investor Signature Page, for sale at a price of $0.01 per share. Such sale is also expressly in consideration of the covenants of the Investor set forth in Section 10 and
Section 11 of this Agreement. The Investor acknowledges that there is substantial consideration for such covenants, and that the performance of the same is material to this Agreement.

     SECTION 2. Agreement to Sell and Purchase the Subject Shares. At the Closing, the Company shall sell to the Investor, and the Investor shall purchase from the Company, upon the terms and conditions hereinafter set forth, the Subject Shares subscribed for by the Investor. Payment shall be made in cash at such time.

     SECTION 3. Delivery of the Subject Shares The closing (the "Closing") hereunder with respect to the Subject Shares shall take place at the offices of the Company, simultaneously with the commencement of the employment or consultancy of the Investor by the Company. At the Closing the Company shall issue to the Investor a certificate for the Subject Shares subscribed for by the Investor. The certificate shall bear a restrictive legend in accordance with applicable law and a stop transfer order in accordance with such legend shall be placed against transfer of the Subject Shares represented thereby.


     SECTION 4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

     4.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby.

     4.2 Compliance. The Company (a) has complied, and in carrying out its contemplated business will be in compliance, in all material respects, with all Federal, state, local and foreign laws, ordinances, regulations and orders applicable to it, its business or the ownership of its assets, and (b) will obtain all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business.

     4.3 Authorization of this Agreement. The execution, delivery and performance by the Company of this Agreement, and the issuance and delivery of the Subject Shares being subscribed for have been duly authorized by all requisite corporate action by the Company; and this Agreement been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Subject Shares being purchased, and compliance with the provisions hereof by the Company will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, the Certificate of Incorporation or By-laws of the Company (in which case as amended to the date hereof), or any note, indenture, mortgage, lease agreement or other contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected.

     4.4 Use of Proceeds. The net proceeds received by the Company from the sale of the Subject Shares shall be used by the Company for general working capital purposes.

     4.5 No Governmental Consent or Approval Required. Except for any filings under Regulation D of the General Rules and Regulations under the Securities Act of 1933 (the "Securities Act") and the filing of any notice subsequent to the Closing that may be required under applicable Federal and/or state securities laws, no consent, approval or authorization of, or declaration to, or of or filing with, any governmental or regulatory authority is required for the valid authorization, execution and delivery by the Company of this Agreement or for the valid authorization, issuance, sale and delivery of the Subject Shares, or, if so required, has been duly and effectively obtained or made.

     4.6 Brokers. The Company has not, nor have any of its officers, directors or employees, employed any broker or finder in connection with the transactions contemplated by this Agreement.

     SECTION 5. Representations and Warranties of the Investors.

     5.1 Investment. The Investor, represents and warrants to the Company that the Investor is acquiring the Subject Shares, for his own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

     5.2 No Registration. The Investor understands that the Subject Shares have not been registered under the Securities Act by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act; and that the Subject Shares must be held by the Investor indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

     5.3 Rule 144. The Investor further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investors) issued under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

     5.4 [Omitted]

     5.5 Due Authorization. The Investor represents and warrants to the Company that this Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligations of the Investor, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and subject, as to enforceability, to general principles of equity).

     5.6 No Transfer. The Investor represents and warrants to the Company that it or he will not transfer any of the Subject Shares except in compliance with the provisions of this Agreement.

     5.7 Accredited Investor. The Investor is an Accredited Investor as such term is defined in the Rules and Regulations under the Securities Act.

     5.8 Information. The Investor acknowledges that the Company has provided such information has the Investor has requested.

     SECTION 6. Conditions Precedent to Closing by the Investors on the Date Hereof. The obligations of the Investor to purchase and pay for the Subject Shares are subject to the following conditions precedent, any of which may be waived by the Investor:

     6.1 Corporate Proceedings; Consents. Etc. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident thereto shall be satisfactory in form and substance to the Investor, who shall have received all such originals or certified or other copies of such documents as he may reasonably request.

     6.2 Accuracy of Representations and Warranties. All representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the date hereof.

     SECTION 7. Registration Rights. The Company, at the request of the holders of at least two thirds of the Subject Shares (the "Group Subject Shares") sold under this Agreement and two similar agreements of even date herewith, made on or after one year from the date of sale of the Subject Shares, shall file a registration statement including the Group Subject Shares on one(l) occasion only. The Company shall pay all expenses in connection with the registration statements, except that the Investor shall pay his own selling commissions and discounts. The Company shall, at the time of such registration(s), enter into a customary registration rights agreement with the Investor relating to, among other matters, indemnity and payment of expenses, etc.

     SECTION 8. Exchanges; Lost, Stolen or Mutilated Certificates. Upon surrender to the Company of certificates representing the Subject Shares, the Company at its expense will issue in exchange therefor, and deliver to the holder thereof, a new certificate or certificates, in such denomination or denominations as may be requested by such holder. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any or any certificate representing any Subject Shares and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense will issue and deliver to the holder thereof a new certificate of like tenor, in lieu of such lost, stolen, destroyed or mutilated instrument.

     SECTION 9. Survival of Representations, Warranties and Agreements; etc. All representations and warranties hereunder shall survive the Closing until the third anniversary of the date hereof. All statements contained in any certificate or other instrument delivered by the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement either at or prior to the Closing, shall constitute representations and warranties by the Company under this Agreement. All agreements contained herein shall survive indefinitely until, by their respective terms they are no longer operative.

     SECTION 10. Non-Solicitation.  The Investor agrees that for a period of two
(2) years after termination of his employment or consultancy with the Company, for any reason, he will not (a) solicit a business relationship with persons who are franchisees or customers of the Company on the date of termination which is directly or indirectly competitive with the business relationship of the Company with such persons (i.e.; a business which features coffee and/or bagels), and
(b) solicit the services of persons who are employees of the Company on the date of termination, or who were employed by the Company at any time within the period of 180 days prior to such termination, except for employees of the Company who were terminated by the Company.

     SECTION 11.  Non-Competition.  The Investor agrees that for a period of two
(2) years after the termination of the Investor's employment or consultancy with the Company, for any reason, he will not, directly or indirectly, within 50 miles of any location operated by the Company or a franchisee, conduct or have an interest in, or consult for or have any other relationship with any business competitive with the business engaged in by the Company or such franchisee (i.e.; a business which features coffee and/or bagels). The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 11 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The parties agree that damages are an inadequate remedy for any breach of Sections 10 and 11 and that the Company shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of such provisions.

     SECTION 12. Resale of Stock. In the event that the Investor voluntarily resigns his employment or consultancy with the Company, as distinct from his death or disability (a "Resignation"), during the periods described below, he shall be required to resell certain Subject Shares to the Company at his cost therefor, as set forth herein, and the Company shall repurchase the same on such terms, and a legend shall be placed on the certificates representing the Subject Shares to the following effect: The shares represented hereby are subject, in whole or in part, to sale to and repurchase by the Company, pursuant to the terms of a Stock Purchase and Restrictive Covenant Agreement dated [the date thereof]. If the Resignation occurs within twelve (12) months from the date of the sale of the Subject Shares, all of the Subject Shares shall be sold and repurchased as set forth above, and if the Resignation occurs after twelve (12) months and before the end of eighteen (18) months from the date of the sale of the Subject Shares, one half (1/2) of the Subject Shares shall be sold and repurchased as set forth above.

     SECTION 13. Successors and Assigns. This Agreement shall be binding upon the parties, their successors, legal representatives and assigns.

     SECTION 14. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto or in connection on with the transactions contemplated hereby which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 15. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

     (i)  If to the Company, to:

          New World Coffee & Bagels, Inc.
          379 West Broadway, 4th Floor
          New York, New York 10012

     (ii) If to the Investor, to his address set forth as the Investor Signature Page attached hereto.

All such notices, advices and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery and
(b) in the case of mailing, on the third business day following the date of such mailing.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Agreement.

     SECTION 17. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 18. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 19. Governing Law. This Agreement shall be governed by and construed in accordance with, (a) the laws of the State of New York applicable to contracts made and to be performed wholly therein, and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such State.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.


                                        NEW WORLD COFFEE & BAGELS, INC.


                                        By /s/ ILLEGIBLE
                                           --------------------------
                                        Authorized Signature

                             INVESTOR SIGNATURE PAGE




NAME/ADDRESS/EIN


Jason Gennusa
Name


15 McCampbell Rd
Address

Holmdel, NJ
City

###-##-####
EIN/SS


                                                     /s/ JASON GENNUSA
                                                     ---------------------------
                                                     JASON GENNUSA
                                                     NUMBER OF SUBJECT SHARES
                                                     PURCHASED 280,000


                                                     PURCHASE PRICE $2,800.00

                         NEW WORLD COFFEE & BAGELS, INC.

                             STOCK OPTION AGREEMENT

Jason Gennusa
15 McCampbell Road
Holmdel, NJ 07733

I.   NOTICE OF OPTION GRANT

Jason Gennusa ("Optionee") has been granted an option ("Option") to purchase common stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

Vesting Commencement Date                Effective Date

Exercise Price per Share                 1.656

Number of Shares Granted                 250,000

Term Expiration Date:                    Five Years after the Effective Date

Vesting Schedule:

     This Option may be exercised, in whole or in part, following the Vesting Commencement Date.

II.  DEFINITIONS

     As used in this Option Agreement, the following definitions shall apply:

     (a) "Administrator" means the Board of Directors or any if its Committees appointed to administer this Option Agreement, which shall be done in accordance with Rule 16b-3 of the Securities Exchange Act of 1934.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d)  "Committee"  means a committee  designated  by the Board to administer the Option Agreement, which Committee shall be constituted in accordance with Rule 16b-3, and continue to serve its designated capacity until otherwise directed by the Board.

     (e)  "Common Stock" means the Common Stock of the Company.

     (f)  "Company"   means  New  World  Coffee  &  Bagels.   Inc.,  a  Delaware
          corporation.

     (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

     (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or (ii) transfers between locations of the Company or between the Company, its Parent, it Subsidiaries or its successor.

     (i)  "Disability"  means  total and  permanent  disability  as  defined  in
          Section 22(e)(3) of the Code.

     (j) "Effective Date" means the date as defined in the Acquisition Agreement between the Company and Manhattan Bagel Company, Inc.

     (k) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m)  "Optionee" means an Employee or Consultant who received an Option.

     (n)  "Subsidiary"  means  a  "subsidiary   corporation",   whether  now  or
          hereafter  existing,  as defined in  Section  424(f) of the Code.

III. AGREEMENT

     1. Grant of Option. New World Coffee & Bagels, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee the Option to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions set forth herein. This Option Agreement shall become effective upon the Effective Date.

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant as follows:

          (i) Right to Exercise.

               (a)  This Option may not be exercised for a fraction of a share.

               (b) In no event may this Option be exercised after the date of expiration of the term of this option as set forth in the Notice of Grant.

          (ii) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of this Agreement.

     Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the Exercise Price shall be by any of the following or a combination thereof, at the election of the Optionee:

          (i) cash; or

          (ii) check; or

          (iii) surrender of Common Stock options of the Company which have a fair market value on the daze of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (iv)  surrender of other  shares of Common stock of the Company  which
     (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable shall require to effect and

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect and exercise the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

     5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon which exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates "For Cause", Optionee shall forfeit, as of the date of such termination (the "Termination Date"), all rights under this Option Agreement, including any rights to exercise any and all Options whether vested or not "For Cause" shall mean termination by the Company of Optionee's employment by the Company by reason of Optionee's fraud, embezzlement, or misappropriation, notice of which shall be accompanied by the written evidence, or a summary of the other evidence, on which the Company relied in giving such notice.

     7. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or trust or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option. Death of Optionee shall not vitiate terms of this Agreement.

     9. Increase in Total Number of Shares Granted. The period from the date hereof to the third anniversary of such date is referred to as the Subject Period. Unless, during the Subject Period, the Market Price, as defined below, of the Common Stock, as presently constituted, closes in excess of $9.656 per share of Common Stock for a minimum of five days, an additional Number Of Shares Granted, not to exceed 125,000 additional shares, shall, on one occasion only, be added to the terms of this Agreement as follows:

     Additional Option Shares = (A-(B-1.656))/A multiplied by C, where

     A  =  $8.00   (per   share,   adjusted   for   combinations,   splits   and
reorganizations)

     B = The  average of the five  highest  closing  prices  during the  Subject
Period

     C = The number of Option Shares stated in this Agreement

The closing price for a day shall be the last reported sale price or, in case no such reported sale took place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the Common Stock shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by any similar reputable quotation and reporting service.

                                                 NEW WORLD COFFEE & BAGELS, INC.
                                                 a Delaware corporation

                                                 By: /s/ [illegible]
                                                    ----------------------------

                                                 Title: CFO
                                                        ------------------------



OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR [N THE COMPANY'S STOCK OPTION PLAN, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of this Option and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advise of counsel prior to executing this Option and fully understands all provisions of the Option.

Dated: 7/28/98                              Optionee: /s/ [illegible]

                                    EXHIBIT A

                                 EXERCISE NOTICE

New World Coffee & Bagels, Inc.
Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today, ______________, 19__ the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ________________ shares of the Common Stock (the "Shares") of New World Coffee & Bagels, Inc., (the "Company") under and pursuant to the Optionee's Stock Option Agreement ("Option Agreement").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.

     4. Restrictive Le2ends and Stop-Transfer Orders.

     (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE  SHARES   REPRESENTED  BY  THIS  CERTIFICATE  ARE  SUBJECT  TO  CERTAIN
     RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

     (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     5. Successors and Assigns. The Company will assign its rights, but shall remain liable hereunder, under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company, in connection with the sale of all or substantially all of its assets. Subject to the restrictions on transfer hereunder set forth, this Agreement shall be binding upon optionee and his or her heirs, executors, administrators, successors and assigns.

     6. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the Sate of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     7. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     8.  Further  Instruments.   The  parties  agree  to  execute  such  further
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement

     9. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     10. Entire Agreement. The Notice of Grant/Option Agreement is incorporated herein by reference. This Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof and is governed by state law except for that body of law pertaining to conflict of laws.



Submitted by:                                Accepted by:
                                             New World Coffee & Bagels, Inc.
                                             By:
                                               ---------------------------------

                                             Title:
-----------------------------------                -----------------------------

Address:                                     Address:

-----------------------------------          -----------------------------------


-----------------------------------          -----------------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:


COMPANY:            NEW WORLD COFFEE & BAGELS, INC.


SECURITY:           COMMON STOCK


AMOUNT:


DATE:


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for Investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection Optionee understands that in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statues, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act; which, in substance permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited broker's transactions or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(c), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than one year, the satisfaction of the conditions set forth in sections (1),
(2), (3) and (4) of the paragraph immediately above.

     (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk, Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.



                                             -----------------------------------
                                             Date:

                                                                       EXHIBIT C

                              EMPLOYMENT AGREEMENT

     AGREEMENT made as of the ____ day of ____________, 1998, by and between NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation (hereinafter referred to as the "Company"), having a place of business at 379 West Broadway, New York, New York 10012 and ANDREW GENNUSA, residing at 70 Middletown Road, Holmdel, NJ 07733 (hereinafter referred to as the "Employee").

                                   WITNESSETH:

     In consideration of the mutual covenants herein contained, the parties hereto agree as follows.

     1. Employment. The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept such employment, subject to the terms and conditions hereinafter set forth. The Employee shall be elected a Vice-President of the Company.

     2. Term. The term of the Employee's employment hereunder, except if earlier terminated pursuant to Paragraph 6 hereof, shall be for a period of two (2) years from the Effective Date as defined in the Acquisition Agreement between the Company and Manhattan Bagel Co., Inc. dated as of July 28, 1998. The term shall then continue from year to year thereafter unless either party gives notice to the contrary to the other party not less than 90 days prior to the commencement of any such one year extension period.

     3. Duties.

     (a) During the continuance of this Agreement, the Employee agrees to devote his attention, full time and best efforts to the rendition of his services hereunder, which shall include such executive responsibilities as may be assigned to him from time to time by the President of the Company. Subject to the control of the Board of Directors, the Employee shall perform such executive duties as are assigned by the President of the Company. The Employee will be based at the Company's Eatontown, New Jersey facility.

     (b) The Employee shall be entitled to make personal investments, provided that none of the same are directly or indirectly competitive with the business of the Company and further provided that any such activities do not detract from the services due from the Employee hereunder. Purchases of up to 2% of the stock of publicly traded companies shall not be restricted.

     4. Compensation. In consideration of all of the services to be rendered by the Employee hereunder, the Employee shall be paid, and he agrees to accept compensation as follows:

     (a) Compensation at an annual rate of One Hundred Thirty Two Thousand Five Hundred Dollars ($132,500.00), payable bi-weekly less applicable withholding taxes, subject to such increases, if any, as may be approved by the Board of Directors of the Company (the rate per annum which is in effect from time to time being referred to herein as the "Base Salary" of the Employee). The Base Salary shall be increased, on each anniversary of the term, by multiplying the Base Salary by a fraction, the numerator of which is the consumer price index, all items, New York metropolitan area, or a successor index (the "Index"), published by the United States Department of Commerce for the month prior to such anniversary, and the denominator of which is the Index published for the month preceding the commencement of the term.

     (b) With respect to each fiscal year of the Company, (i) a performance bonus of up to twenty five (25%) percent of the Employee's Base Salary, as determined by the Board of Directors, if the annual operating budget of the Company for such fiscal year have been achieved; and (ii) a performance bonus of up to twenty five (25%) percent of the Employee's Base Salary, as determined by the Board of Directors, if the budget for operation for which the Employee is responsible for such fiscal year have been achieved. Each performance bonus shall be payable at its customary time following the end of each fiscal year of the Company during the term hereof (pro-rated if services are rendered during only a part of such fiscal year). The annual operating budget and operations budget shall be formulated by management of the Company, subject to approval of the Board of Directors.

     (c) Such stock option grants as are determined by the Compensation Committee of the Board of Directors.

     (d) During the Term, an automobile allowance equal to the Employee's present automobile rental and insurance cost.

     (e) Three (3) weeks of paid vacation during each year of the Term.

     5. Benefits.

     (a) The Employee shall be entitled to such benefits as may be made available by the Company to its executives, including sick leave, medical and life insurance.

     (b) Except as hereinafter provided in Paragraph 6 hereof, the Company shall pay the Employee, for any period during which he is unable fully to perform his duties because of physical or mental disability or incapacity, an amount equal to the compensation due him for such period less the aggregate amount of all income disability benefits which he may receive or to which he may be entitled under or by reason of (i) any group health or accident insurance plan of the Company;
(ii) any applicable compulsory State disability law; (iii) the Federal Social Security Act; and (iv) any applicable workmen's compensation law or similar law.

     (c) The Employee shall be entitled to reimbursement for expenses reasonably and necessarily incurred by him in the course of his duties, upon accounting therefor.

     (d) The Employee shall be entitled to indemnification as provided by the By-Laws of the Company and applicable law, and shall also be covered by existing officer/director liability insurance.

     6. Termination.

     (a) The term of this Agreement may be ended prior to the date specified in Paragraph 2, under the following conditions:

          (i) Upon the death of the Employee.

          (ii) Upon notice to the Employee, if the Employee has committed any act of fraud, embezzlement or misappropriation.

          (iii) Thirty (30) days after notice to the Employee of his breach of his duties hereunder (other than as set forth in (ii) above), unless such breach is fully remedied before the end of such thirty (30) day period or, if such breach cannot be remedied within thirty (30) days, unless the Employee continues to use his best efforts to cure the same until such breach is remedied.

          (iv) If the Employee shall be both absent for a period of at least 90 days continuously or a total of 90 days within any 180 day period, and shall be so mentally or physically incapacitated or disabled as to be unable to perform his duties hereunder during such period and at the time of termination.

     (b) Upon any termination of this Agreement under Paragraph 6(a), the Company shall not be obligated to pay any compensation or expenses or provide other benefits other than those accrued to the date of termination, and the Employee shall cease to hold all positions in the Company, and such termination shall constitute a voluntary resignation by the Employee of each office and directorship then held by him, and the Employee shall, if requested and if able, deliver to the Company confirmatory written resignations. The Employee shall also deliver to the Company all property of the Company which may then be in the Employee's possession.

     7. Non-Disclosure of Confidential Information. The Employee acknowledges that it is the policy of the Company to maintain as secret and confidential all information relating to its products, services and operations and the identity of suppliers, franchisees and customers (the "Confidential Information"), and the Employee further acknowledges that the Confidential Information is of substantial value to the Company. Accordingly, the Employee agrees that he will not, during or after the termination of this Agreement, disclose or use any Confidential Information other than in connection with the business of the Company. There shall be excepted herefrom any information that the Employee had relating to the business of the Company before he became employed by Manhattan Bagel Company, Inc., as specifically set forth on Attachment A hereto and signed by the parties.

     8. Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and shall be deemed given when delivered to a party or five business days after the same is mailed to a party, certified mail, return receipt requested, to the addresses set forth herein or such other address of which notice is given in accordance herewith.

     9. Modification and Waiver. This Agreement may not be changed or terminated orally but only in a writing signed by the parties hereto, and no waiver of a breach of any provision hereof shall be effective unless in writing signed by the party against whom enforcement is sought. No such waiver shall operate or be construed as a waiver of any subsequent breach of such provisions.

     10. Applicable Law. This Agreement shall be subject to and governed by the laws of the State of New York.

     11. Remedies. The Company, in addition to any other remedy or remedies to which it may be entitled, shall be entitled to obtain injunctive relief against any breach or threatened breach by the Employee of the provisions of Section 7 and 8 hereof. In the event of a dispute hereunder, the party prevailing shall be entitled to recover its reasonable expenses, including counsel fees, from the party not prevailing.

     12. Representation of Employee. The Employee hereby represents and warrants that the Employee is not bound by any contract, agreement, court order or decision which conflicts in any manner with the duties to be performed by the Employee hereunder or which would limit, in any respect, the right of the Employee to use any of the Employee's knowledge or experience in the performance of the Employee's duties hereunder.

     13. Representation of the Company. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

     14. Captions. The underlined captions set forth herein are descriptive only, and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           NEW WORLD COFFEE & BAGELS, INC.


                                           By /s/ [illegible]
                                             -----------------------------------
                                               Authorized Signature


                                           /s/ Andrew Gennusa
                                           -------------------------------------
                                           ANDREW GENNUSA, Individually

                                  ATTACHMENT A

                                PRIOR INFORMATION




















                                            NEW WORLD COFFEE & BAGELS, INC.


                                            By
                                              ----------------------------------
                                              Authorized Signature


                                            ------------------------------------
                                            ANDREW GENNUSA, Individually

                                 STOCK PURCHASE
                                      AND
                              RESTRICTIVE COVENANT
                                   AGREEMENT


                                                                   July 28, 1998


To the Investor named on the
Investor Signature Page attached hereto

Dear Sir:

     The undersigned, NEW WORLD COFFEE & BAGELS, INC., a Delaware corporation (the "Company"), hereby agrees with the person named on an Investor Signature Page attached hereto (the "Investor") as follows:

     SECTION 1. Issuance of the Subject Shares. Subject to the terms and conditions hereof, the Company has authorized the issuance and sale at the Closing (as hereinafter defined) of the number of shares of Common Stock, par value $.001 per share (the "Subject-Shares") set forth on the Investor Signature Page, for sale at a price of $0.01 per share. Such sale is also expressly in consideration of the covenants of the Investor set forth in Section 10 and
Section 11 of this Agreement. The Investor acknowledges that there is substantial consideration for such covenants, and that the performance of the same is material to this Agreement.

     SECTION 2. Agreement to Sell and Purchase the Subject Shares. At the Closing, the Company shall sell to the Investor, and the Investor shall purchase from the Company, upon the terms and conditions hereinafter set forth, the Subject Shares subscribed for by the Investor. Payment shall be made in cash at such time.

     SECTION 3. Delivery of the Subject Shares The closing (the "Closing") hereunder with respect to the Subject Shares shall take place at the offices of the Company, simultaneously with the commencement of the employment or consultancy of the Investor by the Company. At the Closing the Company shall issue to the Investor a certificate for the Subject Shares subscribed for by the Investor. The certificate shall bear a restrictive legend in accordance with applicable law and a stop transfer order in accordance with such legend shall be placed against transfer of the Subject Shares represented thereby.

     SECTION 4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

     4.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby.

     4.2 Compliance. The Company (a) has complied, and in carrying out its contemplated business will be in compliance, in all material respects, with all Federal, state, local and foreign laws, ordinances, regulations and orders applicable to it, its business or the ownership of its assets, and (b) will obtain all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business.

     4.3 Authorization of this Agreement. The execution, delivery and performance by the Company of this Agreement, and the issuance and delivery of the Subject Shares being subscribed for have been duly authorized by all requisite corporate action by the Company; and this Agreement been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Subject Shares being purchased, and compliance with the provisions hereof by the Company will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, the Certificate of Incorporation or By-laws of the Company (in each case as amended to the date hereof), or any note, indenture, mortgage, lease agreement or other contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected.

     4.4 Use of Proceeds. The net proceeds received by the Company from the sale of the Subject Shares shall be used by the Company for general working capital purposes.

     4.5 No Governmental Consent or Approval Required. Except for any filings under Regulation D of the General Rules and Regulations under the Securities Act of 1933 (the "Securities Act") and the filing of any notice subsequent to the Closing that may be required under applicable Federal and/or state securities laws, no consent, approval or authorization of, or declaration to, or of or filing with, any governmental or regulatory authority is required for the valid authorization, execution and delivery by the Company of this Agreement or for the valid authorization, issuance, sale and delivery of the Subject Shares, or, if so required, has been duly and effectively obtained or made.

     4.6 Brokers. The Company has not, nor have any of its officers, directors or employees, employed any broker or finder in connection with the transactions contemplated by this Agreement.

     SECTION 5. Representations and Warranties of the Investors.

     5.1 Investment. The Investor, represents and warrants to the Company that the Investor is acquiring the Subject Shares, for his own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

     5.2 No Registration. The Investor understands that the Subject Shares have not been registered under the Securities Act by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act; and that the Subject Shares must be held by the Investor indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

     5.3 Rule 144. The Investor further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investors) issued under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

     5.4 [Omitted]

     5.5 Due Authorization. The Investor represents and warrants to the Company that this Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligations of the Investor, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and subject, as to enforceability, to general principles of equity).

     5.6 No Transfer. The Investor represents and warrants to the Company that it or he will not transfer any of the Subject Shares except in compliance with the provisions of this Agreement.

     5.7 Accredited Investor. The Investor is an Accredited Investor as such term is defined in the Rules and Regulations under the Securities Act.

     5.8 Information. The Investor acknowledges that the Company has provided such information has the Investor has requested.

     SECTION 6. Conditions Precedent to Closing by the Investors on the Date Hereof. The obligations of the Investor to purchase and pay for the Subject Shares are subject to the following conditions precedent, any of which may be waived by the Investor:

     6.1 Corporate Proceedings; Consents, Etc. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident thereto shall be satisfactory in form and substance to the Investor, who shall have received all such originals or certified or other copies of such documents as he may reasonably request.

     6.2 Accuracy of Representations and Warranties. All representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the date hereof.

     SECTION 7. Registration Rights. The Company, at the request of the holders of at least two thirds of the Subject Shares (the "Group Subject Shares") sold under this Agreement and two similar agreements of even date herewith, made on or after one year from the date of sale of the Subject Shares, shall file a registration statement including the Group Subject Shares on one( 1) occasion only. The Company shall pay all expenses in connection with the registration statements, except that the Investor shall pay his own selling commissions and discounts. The Company shall, at the rime of such registration(s), enter into a customary registration rights agreement with the Investor relating to, among other matters, indemnity and payment of expenses, etc.

     SECTION 8. Exchanges; Lost, Stolen or Mutilated Certificates. Upon surrender to the Company of certificates representing the Subject Shares, the Company at its expense will issue in exchange therefor, and deliver to the holder thereof, a new certificate or certificates, in such denomination or denominations as may be requested by such holder. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any or any certificate representing any Subject Shares and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense will issue and deliver to the holder thereof a new certificate of like tenor, in lieu of such lost, stolen, destroyed or mutilated instrument.

     SECTION 9. Survival of Representations, Warranties and Agreements; etc. All representations and warranties hereunder shall survive the Closing until the third anniversary of the date hereof All statements contained in any certificate or other instrument delivered by the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement either at or prior to the Closing, shall constitute representations and warranties by the Company under this Agreement. All agreements contained herein shall survive indefinitely until, by their respective terms they are no longer operative.

     SECTION 10. Non-Solicitation.  The Investor agrees that for a period of two
(2) years after termination of his employment or consultancy with the Company, for any reason, he will not (a) solicit a business relationship with persons who are franchisees or customers of the Company on the date of termination which is directly or indirectly competitive with the business relationship of the Company with such persons (i.e.; a business which features coffee and/or bagels), and
(b) solicit the services of persons who are employees of the Company on the date of termination, or who were employed by the Company at any time within the period of 180 days prior to such termination, except for employees of the Company who were terminated by the Company.

     SECTION 11.  Non-Competition.  The Investor agrees that for a period of two
(2) years after the termination of the Investor's employment or consultancy with the Company, for any reason, he will not, directly or indirectly, within 50 miles of any location operated by the Company or a franchisee, conduct or have an interest in, or consult for or have any other relationship with any business competitive with the business engaged in by the Company or such franchisee (i.e.; a business which features coffee and/or bagels). The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 11 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The parties agree that damages are an inadequate remedy for any breach of Sections 10 and 11 and that the Company shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of such provisions.

     SECTION 12. Resale of Stock. In the event that the Investor voluntarily resigns his employment or consultancy with the Company, as distinct from his death or disability (a "Resignation"), during the periods described below, he shall be required to resell certain Subject Shares to the Company at his cost therefor, as set forth herein, and the Company shall repurchase the same on such terms, and a legend shall be placed on the certificates representing the Subject Shares to the following effect: The shares represented hereby are subject, in whole or in part, to sale to and repurchase by the Company, pursuant to the terms of a Stock Purchase and Restrictive Covenant Agreement dated [the date thereof]. If the Resignation occurs within twelve (12) months from the date of the sale of the Subject Shares, all of the Subject Shares shall be sold and repurchased as set forth above.

     SECTION 13 Successors and Assigns. This Agreement shall be binding upon the panics, their successors, legal representatives and assigns.

     SECTION 14. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto or in connection with the transactions contemplated hereby which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 15. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

     (i) If to the Company, to:

         New World Coffee & Bagels, Inc.
         379 West Broadway, 4th Floor
         New York, New York 100 12

         Attn: President

     (ii) If to the Investor, to his address set forth as the Investor Signature Page attached hereto.

All such notices, advices and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery and
(b) in the case of mailing, on the third business day following the date of such mailing.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Agreement.

     SECTION 17. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 18. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 19. Governing Law. This Agreement shall be governed by and construed in accordance with, (a) the laws of the State of New York applicable to contracts made and to be performed wholly therein, and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such State.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.


                                                 NEW WORLD COFFEE & BAGELS, INC.



                                                 By /s/ [illegible]
                                                   -----------------------------
                                                 Authorized Signature

                             INVESTOR SIGNATURE PAGE






NAME/ADDRESS/EIN


Andrew Gennusa
Name


Address
70 Middletown Rd.


City
Holmdel NJ 07733


EIN/SS
135-68-411


                                             /s/ Andrew Gennusa
                                             -----------------------------------
                                             ANDREW GENNUSA
                                             NUMBER OF SUBJECT SHARES
                                             PURCHASED 280,000


                                             PURCHASE PRICE $2,800.00

                         NEW WORLD COFFEE & BAGELS, [NC.

                             STOCK OPTION AGREEMENT

Andrew Gennusa
70 Middletwon Road
Holmdel, NJ 07733

I.   NOTICE OF OPTION GRANT

Andrew Gennusa ("Optionee") has been granted an option ("Option") to purchase common stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

Vesting Commencement Date                    Effective Date

Exercise Price per Share                     1.656

Number of Shares Granted                     250,000

Term Expiration Date:                        Five Years after the Effective Date

Vesting Schedule:

          This Option may be exercised, in whole or in part, following the Vesting Commencement Date.

II.  DEFINITIONS

     As used in this Option Agreement, the following definitions shall apply:

     (a) "Administrator" means the Board of Directors or any if its Committees appointed to administer this Option Agreement, which shall be done in accordance with Rule 16b-3 of the Securities Exchange Act of 1934.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d)  "Committee"  means a committee  designated  by the Board to administer the Option Agreement, which Committee shall be constituted in accordance with Rule 1 6b-3, and continue to serve its designated capacity until otherwise directed by the Board.

     (e)  "Common Stock" means the Common Stock of the Company.

     (f)  "Company"   means  New  World  Coffee  &  Bagels,   Inc.,  a  Delaware
          corporation.

     (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

     (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or (ii) transfers between locations of the Company or between the Company, its Parent, it Subsidiaries or its successor.

     (i)  "Disability"  means  total and  permanent  disability  as  defined  in
          Section 22(e)(3) of the Code.

     (j) "Effective Date" means the date as defined in the Acquisition Agreement between the Company and Manhattan Bagel Company, Inc.

     (k) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (1)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m)  "Optionee" means an Employee or Consultant who received an Option.

     (n)  "Subsidiary"  means  a  "subsidiary   corporation",   whether  now  or
          hereafter existing, as defined in Section 424(0 of the Code.

III. AGREEMENT

     1. Grant of Option. New World Coffee & Bagels, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee the Option to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions set forth herein. This Option Agreement~ shall become effective upon the Effective Date.

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant as follows:

          (i) Right to Exercise.

               (a) This Option may not be  exercised  for a fraction of a share.

               (b) In no event may this Option be exercised after the date of expiration of the term of this option as set forth in the Notice of Grant.

          (ii) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of this Agreement.

     Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the Exercise Price shall be by any of the following or a combination thereof, at the election of the Optionee:

          (i) cash; or

          (ii) check; or

          (iii) surrender of Common Stock options of the Company which have a fair market value on the date of surrender equal to the Exercise Price of the Shares as- to which the Option is being exercised; or

          (iv)  surrender of other  shares of Common stock of the Company  which
     (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (v) delivery of a properly  executed  exercise  notice  together' with
     such  other   documentation  as  the   Administrator  and  the  broker,  if
     applicable, shall require to effect and

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect and exercise the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

     5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon which exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates "For Cause", Optionee shall forfeit, as of the date of such termination (the "Termination Date"), all rights under this Option Agreement, including any rights to exercise any and all Options whether vested or not. "For Cause" shall mean termination by the Company of Optionee's employment by the Company by reason of Optionee's fraud, embezzlement, or misappropriation, notice of which shall be accompanied by the written evidence, or a summary of the other evidence, on which the Company relied in giving such notice.

     7. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or trust or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option. Death of Optionee shall not vitiate terms of this Agreement.

     9. Increase in Total Number of Shares Granted. The period from the date hereof to the third anniversary of such date is referred to as the Subject Period. Unless, during the Subject Period, the Market Price, as defined below, of the Common Stock, as presently constituted, closes in excess of $9.656 per share of Common Stock for a minimum of five days, an additional Number Of Shares Granted, not to exceed 125,000 additional shares, shall, on one occasion only, be added to the terms of this Agreement as follows:

     Additional Option Shares = (A-(B-1.656))/A multiplied by C, where

     A=$8.00 (per share, adjusted for combinations, splits and reorganizations)

     B=The average of the five highest closing prices during the Subject Period

     C=The number of Option Shares stated in this Agreement

The closing price for a day shall be the last reported sale price or, in case no such reported sale took place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the Common Stock shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by any similar reputable quotation and reporting service.

                                                 NEW WORLD COFFEE & BAGELS, INC.
                                                 a Delaware Corporation

                                                 By: /s/ [illegible]
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of this Option and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advise of counsel prior to executing this Option and fully understands all provisions of the Option.

Dated: 7/28/98                                    Optionee: /s/ [illegible]
                                                           ---------------------

                                    EXHIBIT A

                                 EXERCISE NOTICE

New World Coffee & Bagels, Inc.
Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today, ______________ , 19__ the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ________________ shares of the Common Stock (the "Shares") of New World Coffee & Bagels, Inc., (the "Company") under and pursuant to the Optionee's Stock Option Agreement ("Option Agreement").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.

     4. Restrictive Legends and Stop-Transfer Orders.

     (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE  SHARES   REPRESENTED  BY  THIS  CERTIFICATE  ARE  SUBJECT  TO  CERTAIN
     RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

     (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     5. Successors and Assigns. The Company will assign its rights, but shall remain liable hereunder, under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company, in connection with the sale of all or substantially all of its assets. Subject to the restrictions on transfer hereunder set forth, this Agreement shall be binding upon optionee and his or her heirs, executors, administrators, successors and assigns.

     6. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     7. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     8.  Further  Instruments.   The  parties  agree  to  execute  such  further
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement

     9. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     10. Entire Agreement. The Notice of Grant/Option Agreement is incorporated herein by reference. This Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof and is governed by state law except for that body of law pertaining to conflict of laws.


Submitted by:                                Accepted by:
                                             New World Coffee & Bagels, Inc.
                                             By:
                                                --------------------------------
                                             Title:
----------------------------------                 -----------------------------

Address:                                     Address:


----------------------------------           -----------------------------------


----------------------------------           -----------------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:


COMPANY:       NEW WORLD COFFEE & BAGELS, INC.


SECURITY:      COMMON STOCK


AMOUNT:


DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for Investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection Optionee understands that in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statues, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance permit limited public resale of restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited broker's transactions or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(c), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than one year, the satisfaction of the conditions set forth in sections (1),
(2), (3) and (4) of the paragraph immediately above.

     (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk, Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                                  ------------------------------
                                                  Date:
                                                       -------------------------

                                      -3-